Exhibit 10.9

OUTSET MEDICAL, INC.

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

Dated as of January 27, 2020

INDEX OF DEFINED TERMS

2003 Stockholders Agreement	Section 6(e)(i)
Affiliate	Section 5(a)
Agreement	Preamble
Board	Recitals
Business Day	Section 5(a)
Certificate of Incorporation	Section 5(a)
Common Stock	Section 5(a)
Common Stockholders Agreement	Section 6(e)(i)
Company	Preamble
Competitor	Section 5(a)
Deemed Liquidation Event	Section 5(a)
Drag-Along Notice	Section 3(d)(iii)
Drag-Along Right	Section 3(d)(i)
Encumbrance	Section 5(a)
equity securities	Section 3(e)(i)
Exchange Act	Section 5(a)
Exercise Notice	Section 3(b)(vi)(A)
Fidelity	Section 2(e)
Fidelity Observer	Section 2(e)
Fully Diluted Basis	Section 5(a)
Granted Equity Shares	Section 5(a)
Initial Public Offering	Section 1(a)(iii)
Institutional Investors	Preamble
Investment Fund	Section 5(a)
Investor	Preamble
Investors	Preamble
Joinder Agreement	Section 1(b)
Majority Holders	Section 3(d)(i)
Majority Institutional Investors	Section 5(a)
Majority Other Investors	Section 5(a)
Mutual Fund Investor	Section 5(a)
Other Investors	Preamble
Owns, Own, Owning or Owned	Section 5(a)
Per Share Drag-Along Purchase Price	Section 3(d)(i)
Permitted Transferee	Section 5(a)
Person	Section 5(a)
Preferred Stock	Section 5(a)
Prior Investors	Recitals
Prior Stockholders Agreement	Recitals
Proposed Securities	Section 3(e)(i)(A)
Proposed Transferee	Section 3(d)(i)
Purchased Equity Shares	Section 5(a)
Qualified Public Offering	Section 5(a)
Qualified Purchaser	Section 5(a)
Qualified Transfer	Section 3(b)(vi)(B)

Qualified Transfer Exercise Notice	Section 3(b)(vi)(B)
Qualified Transfer ROFR	Section 3(b)(vi)(B)
Qualified Transfer ROFR Investor	Section 3(b)(vi)(B)
Qualified Transfer ROFR Notice	Section 3(b)(vi)(B)
Qualified Transfer ROFR Shares	Section 3(b)(vi)(B)
Registration Rights Agreement	Section 5(a)
Released Securities	Section 6(p)
Right	Section 6(e)(i)
Rights	Section 6(e)(i)
ROFR	Section 3(b)(vi)(A)
ROFR Investor	Section 3(b)(vi)(A)
ROFR Notice	Section 3(b)(vi)(A)
ROFR Shares	Section 3(b)(vi)(A)
SEC	Section 5(a)
Securities Act	Section 5(a)
Series A Preferred Stock	Section 5(a)
Series A Securities Purchase Agreement	Section 5(a)
Series B Preferred Stock	Section 5(a)
Series B Securities Purchase Agreement	Section 5(a)
Series C Preferred Stock	Section 5(a)
Series C Securities Purchase Agreement	Section 5(a)
Series D Preferred Stock	Recitals
Series E Securities Purchase Agreement	Recitals
Securities Purchase Agreements	Section 5(a)
Security, Securities	Section 5(a)
Series A Director	Section 2(a)(i)
Series D Director	Section 2(a)(i)
Share Equivalent	Section 5(a)
Shares	Section 1(a)(i)
Stock Sale	Section 3(c)
Subscription Right Investor	Section 3(e)(i)
Substitute Director	Section 2(b)
Transfer	Section 5(a)
Transferring Investor	Section 3(b)(i)
T. Rowe Price	Section 2(f)
T. Rowe Price Observer	Section 2(f)
Vertical Funds	Section 5(a)
Warburg Pincus	Section 1(b)
Warburg Pincus Director	Section 2(a)(i)
Warburg Pincus Observer	Section 2(d)
Withdrawing Director	Section 2(b)
WP X Funds	Section 1(b)

2

OUTSET MEDICAL, INC.

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This Amended and Restated Stockholders Agreement (this “Agreement”) is dated as of this 27th day of January, 2020 and entered into by and among the institutional investors listed on Schedule I hereto (the “Institutional Investors”); the individuals whose names and addresses appear from time to time on Schedule II hereto (the “Other Investors”); the individuals whose names and addresses appear from time to time on Schedule IV hereto (the “Key Common Holders”); and OUTSET MEDICAL, INC., a Delaware corporation (the “Company”). The Institutional Investors and the Other Investors are hereinafter each referred to as an “Investor” and collectively referred to as the “Investors”.

RECITALS

WHEREAS, the Company and certain of the Investors (the “Prior Investors”) have previously entered into an Amended and Restated Stockholders Agreement dated as of August 20, 2018 (the “Prior Stockholders Agreement”);

WHEREAS, in order to induce certain of the Investors (the “Series E Investors”) to purchase shares of Series E Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series E Preferred Stock”), pursuant to that certain Series E Preferred Stock Purchase Agreement of even date herewith (as the same may be amended from time to time, the “Series E Securities Purchase Agreement”), the Company and the Majority Institutional Investors hereby agree to amend and restate the Prior Stockholders Agreement to add the Series E Investors as parties to this Agreement and make certain other changes; and

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company that the Company enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.	COVENANTS OF THE PARTIES

(a)    Legends.

(i)    The certificates evidencing (x) the Purchased Equity Shares and Granted Equity Shares (together with any Share Equivalents and any shares of capital stock of the Company issued with respect to such Purchased Equity Shares or Granted Equity Shares by way of a stock dividend or distribution payable thereon (including, without limitation, any shares of Common Stock issued pursuant to Section 1.6 of Part B of Article IV of the Certificate of Incorporation as payment for the Accrued Dividends (as defined therein)) or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof, the “Shares”) Owned by the Investors or (y) shares of Common Stock (the “Common Shares”)

Owned by the Key Common Holders will bear substantially the following legend reflecting the restrictions on the Transfer of such securities contained in this Agreement:

“THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (AS AMENDED FROM TIME TO TIME) BY AND AMONG OUTSET MEDICAL, INC. AND CERTAIN INVESTORS IDENTIFIED THEREIN, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER. A COPY OF THIS AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF OUTSET MEDICAL, INC. AND IS AVAILABLE UPON REQUEST.”

(ii)    If any certificates representing any Shares held by an Investor or Common Shares held by a Key Common Holder do not bear substantially the foregoing legend, such Investor or such Key Holder, as applicable, shall, as promptly as practicable after the date hereof, deliver all such certificates to the Company to enable the Company to place such legend on such certificates.

(iii)    In the event that the restrictive legend set forth in Section 1(a)(i) above has ceased to be applicable to the Shares held by an Investor or the Common Shares held by a Key Common Holder, the Company shall provide such Investor or such Key Holder, as applicable, or his, her or its Transferee(s), at his, her or its request, with new certificates for such Shares or Common Shares, as applicable, not bearing the legend with respect to which the restriction has ceased and terminated. In connection with and following the Company’s initial registered offering of Common Stock of the Company or its successor to the public (the “Initial Public Offering”), if an Investor Transfers Shares in accordance with this Agreement (other than to Permitted Transferees), with respect to only the securities being Transferred, the Company shall provide such Investor, or his, her or its Transferee(s), at his, her or its request, with new certificates for such Shares being Transferred not bearing the legend with respect to which the restriction has ceased and terminated.

(b)    Additional Investors and Key Common Holders. The parties hereto acknowledge that certain Persons, including, without limitation, directors, employees and consultants of the Company and its Affiliates and their Permitted Transferees, may become stockholders of the Company or holders of Share Equivalents after the date hereof. Except with respect to Transfers made pursuant to Section 3, as a condition to the issuance of shares of capital stock of the Company to them (including Share Equivalents), the Company may require such Persons to execute and deliver (i) an agreement in writing to be bound by the terms and conditions of this Agreement pursuant to a Joinder Agreement substantially in the form attached as Exhibit A hereto (a “Joinder Agreement”) or (ii) an agreement reasonably satisfactory to Warburg Pincus Private Equity X, L.P., Warburg Pincus X Partners, L.P. and WP X Finance, L.P. (collectively the “WP X Funds”, and together with any successors and affiliated funds, including Permitted Transferees, “Warburg Pincus”) containing restrictions substantially similar to those applicable to the Other Investors; provided, however, unless the consent of the WP X Funds is obtained, any such Persons shall not have the subscription rights contemplated by Section 3(e) herein; provided further, however, that if such Person is only receiving Granted Equity Shares, unless required by the Board, such Person shall not be required to become a party to this Agreement. With respect to any such Person required to become a party to this Agreement who is a director, employee or consultant of the Company, such Person shall be, and such Joinder Agreement or other agreement shall provide that such Person be, for purposes hereof, an Other Investor; provided, however, unless the consent of the WP X Funds is obtained, any such Person shall not have the subscription rights contemplated by Section 3(e) herein. With respect to any such Person required to become a party to this Agreement who is not a director, employee or consultant of the Company, such Person shall be, and such Joinder Agreement or other agreement shall provide that such Person be, for purposes hereof, an Institutional Investor, Key Common Holder or an Other Investor, as determined by the Board with the written consent of the WP X Funds.

(c)    Financial Reports and Other Information.

(i)    For so long as (i) an Institutional Investor (other than the Vertical Funds, D1 and their respective Affiliates), together with such Institutional Investor’s Affiliates, Owns Shares representing more than seven percent (7%) of the outstanding shares of Common Stock on a Fully Diluted Basis, (ii) a Mutual Fund Investor Owns any Shares, (iii) the Vertical Funds and their Affiliates Own any Shares, or (iv) D1 and its Affiliates collectively Own more than 50% of the Series E Shares purchased by D1 at the first closing (as adjusted for any stock split, dividend, recapitalization or the like), the Company shall provide to such Institutional Investor or Mutual Fund Investor the following:

(A)    Quarterly Statements. As promptly as practical after they are provided to the Board, but in any event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Company the unaudited quarterly financial statements of the Company and its subsidiaries, along with the then current capitalization table;

(B)    Annual Audit. As promptly as practical after they are provided to the Board, but in any event no later than June 30th of the following fiscal year of the Company, audited annual financial statements of the Company and its subsidiaries, along with the then current capitalization table;

(C)    Annual Budget. As promptly as practical after it is approved by the Board, a copy of the annual budget of the Company and its subsidiaries for the next fiscal year;

(D)    Audit Reports. Promptly following receipt thereof, one copy of each audit report submitted to the Company by its independent accountants in connection with any annual (provided, however, the audit report of the Company’s independent accountants in connection with the annual audit must be submitted along with the applicable audited financial statements), interim or special audit made by them of the books of the Company and its subsidiaries;

(E)    Reports to Stockholders and Creditors. As promptly as practical after it is provided to the Company’s stockholders or lenders, any material report that is provided to such stockholders or lenders;

(F)    Capitalization Changes. As promptly as practical after the number of shares of Common Stock outstanding on a Fully Diluted Basis increases or decreases by more than one percent (1%), an updated capitalization table reflecting such changes; and

(G)    Requested Information. As promptly as practical, such other data and information as from time to time may be reasonably requested by such Institutional Investor or Mutual Fund Investor.

(ii)    Notwithstanding the foregoing, the Company shall have no obligation to provide the information required pursuant to this Section 1(c) to an Institutional Investor or Mutual Fund Investor to the extent that such Institutional Investor or Mutual Fund Investor and/or one of its Affiliates is a member of the Board or an employee of the Company and otherwise has access to such information. Notwithstanding anything else in this Section 1(c) to the contrary, the Company may cease providing the information set forth in this Section 1(c) during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement in connection with its Initial Public Offering if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 1(c) shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

(d)    Inspection Rights. From and after the date hereof and for so long as (i) an Institutional Investor (other than the Vertical Funds, D1 and their respective Affiliates), together with its Affiliates, Owns at least seven percent (7%) of the outstanding Common Stock on a Fully Diluted Basis, (ii) a Mutual Fund Investor Owns any Shares, (iii) the Vertical Funds and their Affiliates Own any Shares, or (iv) D1 and its Affiliates collectively Own more than 50% of the Series E Shares purchased by D1 at the first closing (as adjusted for any stock split, dividend, recapitalization or the like), the Company will permit such Institutional Investor or Mutual Fund Investor and its nominees, assignees and representatives to, upon 48 hours advance notice, visit and inspect any of the properties of the Company and its subsidiaries, to examine all its books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Institutional Investor or Mutual Fund Investor and its nominees, permitted assigns and representatives the finances and affairs of the Company and its subsidiaries), all at such reasonable times and as often as may be reasonably requested. The inspection rights in this Section 1(d) shall expire with respect to the Vertical Funds and their Affiliates upon completion of an Initial Public Offering.

(e)    CFIUS. Mubadala and each of the other Investors and the Company and their respective affiliates and directors, officers, agents, and advisers agree to pursue no remedy against the other parties with respect to any claims and any damages to such parties that may result, directly or indirectly, after the date hereof, arising out of or relating to: (i) the decision not to make any filing pursuant to an applicable U.S. federal, state or local foreign investment law, regulation or order, including Section 721 of the Defense Production Act of 1950, as amended, including the implementing regulations thereof (“Foreign Investment Law of the U.S.”), or (ii) any inquiry, action, decision or order by a U.S. governmental authority pursuant to a Foreign Investment Law of the U.S., in each case, relating in any manner whatsoever to the Company or its businesses.

2.	BOARD OF DIRECTORS.

(a)    Election of Directors.

(i)    As of the date hereof, the Board will consist of Scott Bartos, D. Keith Grossman, Thomas J. Carella, Leslie Trigg, Rohit Vishnoi, Patrick Hackett and Camilla Macapili Languille. From and after the date hereof, the Investors, Key Common Holders and the Company shall take all reasonable action within their respective power, including, but not limited to, the voting of (or acting by written consent with respect to) all shares of capital stock of the Company Owned by them (including the Shares and the Common Shares), required to cause the authorized size of the Board to be seven (7) members or such other number as the Board may from time to time establish (subject to any additional approvals required by the Certificate of Incorporation), and at all times throughout the term of this Agreement to include:

(A)    as the directors elected by the holders of a majority of the outstanding shares of Preferred Stock (on an as-converted to Common Stock basis) pursuant to Section 3.2 of Part B of Article IV of the Certificate of Incorporation: (A) as long as Warburg Pincus and its Affiliates collectively hold shares of Common Stock and Preferred Stock representing, in the aggregate, at least twenty percent (20%) of the then total outstanding shares of Common Stock and Preferred Stock (on an as-converted to Common Stock basis), three (3) representatives designated by Warburg Pincus, two (2) of whom shall initially be Thomas J. Carella and Patrick Hackett (each, a “Warburg Pincus Director”), and one of (1) whom shall be a person who (x) is not an employee of Warburg Pincus or any of its Affiliates and (y) is Independent (as defined below), who shall initially be Scott Bartos (the “Non-Employee Warburg Pincus Director”), provided that the Investors, the Key Common Holders and the Company shall take all reasonable action within their respective power to ensure that the Non-Employee Warburg Director is the Chair of the Audit Committee of the Board; (B) as long as Warburg Pincus and its Affiliates collectively hold shares of Common Stock and Preferred Stock representing, in the aggregate, at least ten percent (10%) of the then total outstanding shares of Common Stock and Preferred Stock (on an as-converted to Common Stock basis) but less than twenty percent (20%) of the then total outstanding shares of Common Stock and Preferred Stock (on an as-converted to Common Stock basis), two (2) representatives designated by Warburg Pincus, each of whom shall be Warburg Pincus Directors; and (C) as long as Warburg Pincus and its Affiliates collectively hold shares of Common Stock and Preferred Stock representing, in the aggregate, less than ten percent (10%) of the then total outstanding shares of Common Stock and Preferred Stock (on an as-converted to Common Stock basis) (but at least one share of the Company), one (1) representative designated by Warburg Pincus, who shall be a Warburg Pincus Director;

(B)    as the director elected by the holders of Series D Preferred Stock, as long as Mubadala and its Affiliates Owns Shares representing at least seven percent (7%) of the outstanding shares of Common Stock on a Fully Diluted Basis, one (1) representative who shall be designated by Mubadala (the “Mubadala Director”), who shall initially be Camilla Macapili Languille; and

(C)    as the directors elected by the holders of the Preferred Stock and Common Stock, voting together as a single class on an as-converted basis, (A) one (1) representative who shall be the Company’s then current Chief Executive Officer, who shall initially be Leslie Trigg (the “CEO Director”), provided, that if for any reason the CEO Director shall cease to serve as the Chief Executive Officer of the Company, the Investors, the Key Common Holders and the Company shall take all reasonable action within their respective power (a) to remove the former Chief Executive Officer of the Company from the Board if such person has not resigned as a member of the Board, and (b) to elect such person’s replacement as Chief Executive Officer of the Company as the new CEO Director; and (B) two (2) representatives who shall be Independent, each of whom shall be designated by a majority of the other sitting directors (which majority must include at least one Warburg Pincus Director), who shall initially be D. Keith Grossman and Rohit Vishnoi; provided, that one of the Independent Directors (as defined below) shall also be the Chair of the Board; and provided, further, that, notwithstanding anything to the contrary provided herein, (y) as long as Warburg Pincus is entitled to designate only two Warburg Pincus Directors and not a Non-Employee Warburg Pincus Director, the number of directors elected in accordance with this Section 2(a)(i)(C)(B) shall be three (3), each of whom shall be Independent and designated by a majority of the other sitting directors, one of whom will be the Chair of the Board and one of whom will be the Chair of the Audit Committee of the Board, and (z) as long as Warburg Pincus is entitled to designate only one Warburg Pincus Director and not a Non-Employee Warburg Pincus Director, the number of directors elected in accordance with this Section 2(a)(i)(C)(B) shall be four (4), each of whom shall be Independent and designated by a majority of the other sitting directors, one of whom will be the Chair of the Board and one of whom will be the Chair of the Audit Committee of the Board (the “Independent Directors”).

Each Warburg Pincus Director and the Non-Employee Warburg Pincus Director shall be a “Series A Director” for the purposes of the Certificate of Incorporation and the Mubadala Director shall be the “Series D Director” for the purposes of the Certificate of Incorporation. For purposes of this Section 2(a)(i), “Independent” shall mean a person other than (a) an executive officer or employee of the Company or any Key Holder (as defined below) or any Affiliate of a Key Holder, (b) any Affiliate of a Key Holder or (c) any other individual having a relationship with either the Company or any Key Holder which would interfere with the exercise of independent judgement in carrying out the responsibilities of a director (as determined in good faith by the Board). Notwithstanding the foregoing definition, the following persons shall not be considered Independent: (A) a person who is, or at any time during the past three years was or currently is, employed by the Company or any Key Holder; (B) a person who accepted or who has a Family Member (as defined below) who accepted any compensation from the Company or any Key Holder in excess of $100,000 during any period of twelve consecutive months within the three years preceding the determination of independence; (C) a person who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company or any Key Holder as an executive officer of is an Affiliate of a Key Holder; or (D) a person who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company or any Key Holder made, or from which the Company of any Key Holder received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs. A “Family Member” of a Person shall mean a spouse; natural or adoptive parent, child or sibling; stepparent, stepchild, stepbrother or stepsister; father-, mother-, daughter-, son-, brother-, or sister-in-law; aunt or uncle; grandparent or grandchild; or the spouse of a grandparent or grandchild. For the purposes of the definition of “Independent”, the

“Company” shall include any direct or indirect subsidiaries or parent entity of, or any other entity controlled by or under common control with, the Company. For the purposes of this Section 2(a)(i), “Key Holder” shall mean any Person who Owns Shares or Common Shares representing two percent (2%) or more of the outstanding Common Stock on a Fully Diluted Basis.

(ii)    From the date on which the Company completes an Initial Public Offering, and for as long as Warburg Pincus and/or Mubadala, and their respective Affiliates own at least five percent (5%) and seven percent (7%), respectively, of the issued and outstanding Common Stock, the Company will nominate and use its best efforts (including, without limitation, soliciting proxies for each of the Warburg Pincus and Mubadala designees to the same extent as it does for any of its other nominees to the Board) to have (i) such number of individuals designated by Warburg Pincus and its Affiliates elected to the Board so that the number of individuals designated by Warburg Pincus and its Affiliates for election to the Board as compared to the size of the Board is proportionate to the number of Shares of issued and outstanding Common Stock then Owned by Warburg Pincus and its Affiliates as compared to the number of Shares of issued and outstanding Common Stock at such time, and (ii) one (1) individual designated by Mubadala elected to the Board; provided, however, that as long as Warburg Pincus and its Affiliates own at least five percent (5%) of the issued and outstanding Common Stock, Warburg Pincus shall have the right to designate at least one (1) individual for election to the Board. Following the Initial Public Offering, for as long as Warburg Pincus is entitled to appoint one or more persons to the Board, the Board, or a committee thereof consisting of non-employee directors (as such term is defined for purposes of Rule 16b-3 under the Exchange Act), shall, if requested by Warburg Pincus, and to the extent then permitted under applicable law, adopt resolutions and otherwise use reasonable efforts (without material cost to the Company) to cause any acquisition from the Company of securities or disposition of securities to the Company (including in connection with any exercise of warrants or other derivative securities held by Warburg Pincus or their Affiliates) to be exempt under Rule 16b-3 under the Exchange Act.

(b)    Replacement Directors. In the event that any Warburg Pincus Director, Non-Employee Warburg Pincus Director or Mubadala Director, as applicable, designated in the manner set forth in Section 2(a) hereof is unable to serve, or once having commenced to serve, is removed or withdraws from the Board (a “Withdrawing Director”), such Withdrawing Director’s replacement (the “Substitute Director”) will be designated by Warburg Pincus or Mubadala, as applicable, so long as they continue to have the right to appoint a director under Section 2(a); provided that any such replacement Non-Employee Warburg Pincus Director shall (a) not be an employee of Warburg Pincus or any of its Affiliates, (b) be Independent (as defined below) and (z) be the Chair of the Audit Committee of the Board. In the event that any Independent Director serving on the Board is unable to serve, or once having commenced to serve, is removed or withdraws from the Board, such former Independent Director’s replacement will be designated by and meet the same criteria as set forth in Section 2(a)(i)(C)(B). The Investors, the Key Common Holders and the Company agree to take all action within their respective power, including but not limited to, the voting of (or acting by written consent with respect to) all capital stock of the Company Owned by them (i) to cause the election of such Substitute Director or such replacement Independent Director promptly following his or her nomination pursuant to this Section 2(b) and (ii) upon the written request of Warburg Pincus (with respect to the Warburg Pincus Director and the Non-Employee Warburg Pincus Director only), Mubadala (with respect to the Mubadala Director only) or the holders of a majority of the Preferred Stock and Common Stock, voting together as a single class on an as-converted basis (with respect to any Independent Director only), as applicable, to remove, with or without cause, any Warburg Pincus Director, the Non- Employee Warburg Pincus Director, the Mubadala Director or any Independent Director, as applicable.

(c)    Committees of the Board. In the event that the Board establishes any committee thereof, (i) so long as Warburg Pincus is entitled to designate the Warburg Pincus Directors pursuant to this Agreement, a majority of the members of such committee shall be appointed by the Warburg Pincus Directors unless prohibited by law or applicable rules or regulations of any stock exchange or automated dealer quotation system on which the Common Stock is listed, excluding any committee formed to consider a transaction between Warburg Pincus and the Company, and (ii) so long as Mubadala is entitled to designate the Mubadala Director pursuant to this Agreement, such Mubadala Director shall be entitled to be a member of any committees of the Board unless prohibited by law or applicable rules or regulations of any stock exchange or automated dealer quotation system on which the Common Stock is listed, excluding any committee formed to consider a transaction between Mubadala and the Company.

(d)    Warburg Pincus Observer Rights. From and after the date hereof and for so long as Warburg Pincus and its Affiliates Own at least five percent (5%) of the outstanding Common Stock on a Fully Diluted Basis, Warburg Pincus shall have the right to designate one (1) representative (the “Warburg Pincus Observer”) to attend and observe all meetings of the Board and any committees thereof (excluding any committee formed to consider a transaction between Warburg Pincus and the Company). The Warburg Pincus Observer shall be given notice of (in the same manner that notice is given to other members of the Board) all meetings (whether in person, telephonic or otherwise) of the Board, including all committee meetings. The Warburg Pincus Observer shall receive a copy of all notices, agendas and other material information distributed to the Board and any committees thereof (excluding any committee formed to consider a transaction between Warburg Pincus and the Company), whether provided to directors in advance or, during or after any meeting, regardless of whether the Warburg Pincus Observer shall be in attendance at the meeting. Notwithstanding anything to the contrary, such Warburg Pincus Observer shall agree to hold in confidence and trust all information so provided under this section; and provided further, that the Company reserves the right to withhold any information and to exclude such Warburg Pincus Observer from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, in each case as determined by the Board in good faith.

(e)    Fidelity Observer Rights. From and after the date hereof until the earlier of the date (i) the Company completes an Initial Public Offering or (ii) Fidelity Management & Research Company (“Fidelity”) and its Affiliates Own less than five percent (5%) of the outstanding Common Stock on a Fully Diluted Basis, Fidelity shall have the right to designate one (1) representative (the “Fidelity Observer”) to attend and observe all meetings of the Board and any committees thereof (excluding any committee formed to consider a transaction between Fidelity and the Company). The Fidelity Observer shall be given notice of (in the same manner that notice is given to other members of the Board) all meetings (whether in person, telephonic or otherwise) of the Board, including all committee meetings. The Fidelity Observer shall receive a copy of all notices, agendas and other material information distributed to the Board and any committees thereof (excluding any committee formed to consider a transaction between Fidelity and the Company) at the same time as distributed to the Board or such committee, whether provided to directors in advance or, during or after any meeting, regardless of whether the Fidelity Observer shall be in attendance at the meeting. Regardless of whether Fidelity has observer rights pursuant to this Section 2(e), the Company shall promptly respond in a manner that is materially accurate, and shall use commercially reasonable efforts to cause its transfer agent to promptly respond in a manner that is materially accurate to all requests for information made on behalf of any Fidelity fund or account relating to (a) accounting or securities law matters required in connection with its audit or (b) the actual holdings of the Fidelity funds or accounts, including in relation to the total outstanding shares; provided however, that the Company shall not be obligated to provide any such information that could reasonably result in a violation of applicable law or conflict with the Company’s insider trading policy or a confidentiality obligation of the Company. Notwithstanding anything to the contrary, all information provided to the Fidelity Observer under this section shall be subject to Section 3.05 of the Registration Rights Agreement; and provided further, that the Company reserves the right to withhold any information and to exclude such Fidelity Observer from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, in each case as determined by the Board in good faith. These rights shall expire once no Fidelity fund or account holds any securities of the Company that are restricted under the Securities Act of 1933, as amended.

(f)    T. Rowe Price Observer And Other Rights.

(i)    From and after the date hereof until the earlier of the date (i) the Company completes an Initial Public Offering or (ii) the T. Rowe Price Investors own, collectively, less than five percent (5%) of the outstanding Common Stock on a Fully Diluted Basis, the T. Rowe Price Investors shall have the right to designate one (1) representative (the “T. Rowe Price Observer”) to attend and observe all meetings of the Board and any committees thereof (excluding any committee formed to consider a transaction between T. Rowe Price or any T. Rowe Price Investor and the Company). The T. Rowe Price Observer shall be given notice of (in the same manner that notice is given to other members of the Board) all meetings (whether in person, telephonic or otherwise) of the Board, including all committee meetings. The T. Rowe Price Observer shall receive a copy of all notices, agendas and other material information distributed to the Board and any committees thereof (excluding any committee formed to consider a transaction between T. Rowe Price or any T. Rowe Price Investor and the Company) at the same time as distributed to the Board or such committee, whether provided to directors in advance or, during or after any meeting, regardless of whether the T. Rowe Price Observer shall be in attendance at the meeting. Notwithstanding anything to the contrary, all information provided to the T. Rowe Price Observer under this section shall be subject to Section 3.05 of the Registration Rights Agreement; and provided further, that the Company reserves the right to withhold any information and to exclude such T. Rowe Price Observer from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, in each case as determined by the Board in good faith.

(ii)    Regardless of whether T. Rowe Price Investors have observer rights pursuant to Section 2(f)(i) above, the Company shall promptly respond in a manner that is materially accurate, and shall use commercially reasonable efforts to cause its transfer agent to promptly respond in a manner that is materially accurate, to all requests for information made on behalf of any T. Rowe Price Investor relating to (a) accounting or securities law matters required in connection with its audit or (b) the actual holdings of such T. Rowe Price Investor, including in relation to the total outstanding shares; provided however, that the Company shall not be obligated to provide any such information that could reasonably result in a violation of applicable law or conflict with the Company’s insider trading policy or a confidentiality obligation of the Company. On or prior to the effectiveness of the Initial Public Offering, the Company shall provide each T. Rowe Price Investor written confirmation of its equity holdings in the Company (on an as-converted basis). The Company understands and acknowledges that in the regular course of a T. Rowe Price Investor’s business, such T. Rowe Price Investor may invest in companies, other than the Company, that have issued securities that are publicly traded (each, a “Public Company”). Accordingly, the Company covenants and agrees that before providing material non-public information about a Public Company (“Public Company Information”) to a T. Rowe Price Investor, the Company will provide prior written notice to the following compliance personnel at such T. Rowe Price Investor describing such information in reasonable detail: Ellen York, Vice President, ellen.york@troweprice.com, 410-345-4676 or in her absence to Sneha Parmar, Assistant Vice President, sneha.parmar@troweprice.com, 410-577- 8644. The Company shall not disclose Public Company Information to any T. Rowe Price Investor without written authorization from the applicable compliance personnel listed above, provided, however, that, the Company will be permitted to disclose agreements entered into with Public Companies in the ordinary course of business, such as routine customer, supplier, advertising and publishing agreements without such written authorization.

(g)    Mubadala Observer Rights. From and after the date hereof and for so long as Mubadala and its Affiliates Own at least five percent (5%) of the outstanding Common Stock on a Fully Diluted Basis, Mubadala shall have the right to designate one (1) representative (the “Mubadala Observer”) to attend and observe all meetings of the Board and any committees thereof (excluding any committee formed to consider a transaction between Mubadala and the Company). The Mubadala Observer shall be given notice of (in the same manner that notice is given to other members of the Board) all meetings (whether in person, telephonic or otherwise) of the Board, including all committee meetings. The Mubadala Observer shall receive a copy of all notices, agendas and other material information distributed to the Board and any committees thereof (excluding any committee formed to consider a transaction between Mubadala and the Company), whether provided to directors in advance or, during or after any meeting, regardless of whether the Mubadala Observer shall be in attendance at the meeting. Notwithstanding anything to the contrary, such Mubadala Observer shall agree to hold in confidence and trust all information so provided under this section; and provided further, that the Company reserves the right to withhold any information and to exclude such Mubadala Observer from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, in each case as determined by the Board in good faith.

(h)    Vertical Funds Observer Rights. From and after the date hereof and until completion of an Initial Public Offering, for so long as the Vertical Funds and their Affiliates Own any Shares, the Vertical Funds shall have the right to designate one (1) representative (the “Vertical Funds Observer”) to attend and observe all meetings of the Board and any committees thereof (excluding any committee formed to consider a transaction between the Vertical Funds and the Company). The Vertical Funds Observer shall be given notice of (in the same manner that notice is given to other members of the Board) all meetings (whether in person, telephonic or otherwise) of the Board, including all committee meetings. The Vertical Funds Observer shall receive a copy of all notices, agendas and other material information distributed to the Board and any committees thereof (excluding any committee formed to consider a transaction between the Vertical Funds and the Company), whether provided to directors in advance or, during or after any meeting, regardless of whether the Vertical Funds Observer shall be in attendance at the meeting. Notwithstanding anything to the contrary, such Vertical Funds Observer shall agree to hold in confidence and trust all information so provided under this section; and provided further, that the Company reserves the right to withhold any information and to exclude such Vertical Funds Observer from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, in each case as determined by the Board in good faith.

(i)    D1 Observer Rights. From and after the date hereof and for so long as D1 Capital Partners LP (“D1”) and its Affiliates own at least fifty percent (50%) of the shares of Series E Preferred Stock (or Common Stock issued on conversion of such shares of Series E Preferred Stock) purchased by D1 pursuant to the Series E Securities Purchase Agreement, D1 shall have the right to designate one (1) representative (the “D1 Observer”) to attend and observe all meetings of the Board and any committees thereof (excluding any committee formed to consider a transaction between D1 and the Company). The D1 Observer shall be given notice of (in the same manner that notice is given to other members of the Board) all meetings (whether in person, telephonic or otherwise) of the Board, including all committee meetings. The D1 Observer shall receive a copy of all notices, agendas and other material information distributed to the Board and any committees thereof (excluding any committee formed to consider a transaction between D1 and the Company), whether provided to directors in advance or, during or after any meeting, regardless of whether the D1 Observer shall be in attendance at the meeting. Notwithstanding anything to the contrary, such D1 Observer shall agree to hold in confidence and trust all information so provided under this section; and provided further, that the Company reserves the right to withhold any information and to exclude such D1 Observer from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, in each case as determined by the Board in good faith.

(j)    Directors of Subsidiaries. From and after the date hereof and for or so long as (i) Warburg Pincus is entitled to elect at least one (1) member of the Board, Warburg Pincus shall be entitled to designate such Warburg Pincus Board designees (which directors shall be the Warburg Pincus Directors) to the board of directors or managers of each subsidiary, and (ii) Mubadala is entitled to elect a member to the Board, Mubadala shall be entitled to designate such Mubadala Board designee (which shall be the Mubadala Director) to the board of directors or managers of each subsidiary. In the event that Warburg Pincus or Mubadala, as applicable, exercise their respective rights pursuant to this Section 2(i) (Directors of Subsidiaries), the Company shall take all action within its power to cause such designee(s) to be appointed to such boards. Such designee(s) shall have the same right to participate on committees of the board of such subsidiaries as such designees have pursuant to Section 2(c) (Committees of the Board).

(k)    Indemnification, Expense Reimbursement and Other Rights. In addition to any other indemnification rights the Warburg Pincus and Mubadala designees have pursuant to the Certificate of Incorporation, the Bylaws of the Company and any agreement with the Company, each Warburg Pincus Director, the Non-Employee Warburg Pincus Director and the Mubadala Director shall have the right to enter into, and the Company agrees to enter into, an indemnification agreement with each such Warburg Pincus Director, the Non-Employee Warburg Pincus Director and the Mubadala Director, as applicable, which indemnification agreement shall be consistent with indemnification agreements customarily entered into between companies and their independent board members. Following the Initial Public Offering, each Warburg Pincus Board designee shall be entitled to the same equity grants and other stock incentives provided to non-employee members of the Board (which grants shall have the same vesting and other terms provided to non-employee members of the Board) and the Warburg Pincus designees shall be paid the same Board and committee fees, if any, paid to non-employee members of the Board. The Company shall reimburse the reasonable expenses incurred by the Warburg Pincus designees, the Warburg Pincus Observer and the Vertical Funds Observer in connection with attending (whether in person or telephonically) all meetings of the Board or committees thereof or other Company related meetings to the same extent as all other members of the Board are reimbursed for such expenses (or, in case any such expense reimbursement policy shall apply only to non-employee directors, to the same extent as all other non-employee directors). The Company shall maintain director and officer insurance covering the Warburg Pincus Directors and the Mubadala Director on the same terms and with the same amount of coverage as is provided to other members of the Board.

3.	TRANSFER OF STOCK

(a)    Resale of Securities. Subject to compliance with Section 3(b) (Transfer Restrictions) to the extent applicable, any Institutional Investor shall be entitled to freely Transfer any Shares Owned by such Institutional Investor to any Person at any time and from time to time. No Other Investor shall Transfer any Shares Owned by such Other Investor other than in accordance with the provisions of this Agreement, including this Section 3 (Transfer of Stock), and any other agreements binding such Other Investor. Any Transfer made by an Other Investor in violation of this Agreement, including this Section 3 (Transfer of Stock), shall be null and void and of no effect. The Company shall not record on its stock transfer books or otherwise any Transfer of Shares in violation of the terms and conditions set forth herein. No Other Investor will pledge or otherwise grant a security interest in any Shares Owned by such Other Investor.

(b)    Transfer Restrictions.

(i)    Transfer Restrictions Applicable to Other Investors that Are Not Mutual Fund Investors. Until the earlier of (A) the Initial Public Offering, (B) the closing of a Deemed Liquidation Event and (C) the third anniversary of the date hereof, any Other Investor that is not a Mutual Fund Investor (a “Transferring Investor”) shall be prohibited from Transferring any Shares without the prior written consent of the Company and the WP X Funds, which consent may be withheld in their sole discretion; provided, however, a Transferring Investor shall be permitted to Transfer any Purchased Equity Shares Owned and Granted Equity Shares (but only to the extent vested) Owned by such Transferring Investor without the consent of the Company and the WP X Funds in connection with any of the following: (i) Transfers pursuant to

Section 3(d) (Drag-Along Rights); (ii) Transfers pursuant to Section 3(b)(vi)(B); (iii) any Transfer to the Company, Warburg Pincus or D1 made with the consent of the Company, as approved by the Board; (iv) Transfers to Permitted Transferees made in compliance with this Agreement; and (v) Transfers pursuant to the terms of a Deemed Liquidation Event.

(ii)    Transfer Restrictions Applicable to Mutual Fund Investors (other than Mubadala). Until the earlier of (A) the closing of the Initial Public Offering and (B) the closing of a Deemed Liquidation Event, no Mutual Fund Investor shall Transfer any Shares other than: (i) Transfers pursuant to Section 3(c) (Restrictions on Sales of Control of the Company) and Section 3(d) (Drag-Along Rights); (ii) Transfers to Qualified Purchasers following compliance with Section 3(b)(vi)(C) below; (iii) Transfers pursuant to the terms of a Deemed Liquidation Event; and (iv) Transfers to investment funds that share the same investment advisor with such Mutual Fund Investor.

(iii)    Transfer Restrictions Applicable to Mubadala. Until the earlier of (A) the closing of the Initial Public Offering, (B) the closing of a Deemed Liquidation Event and (C) the third anniversary of the date hereof, Mubadala shall not Transfer any Shares other than: (i) Transfers pursuant to Section 3(c) (Restrictions on Sales of Control of the Company) and Section 3(d) (Drag-Along Rights); (ii) Transfers pursuant to the terms of a Deemed Liquidation Event; (iii) Transfers to Affiliates of Mubadala (excluding other operating companies into which Mubadala has invested); (iv) Transfers to entities owned by the Government of Abu Dhabi, subject to the Company’s consent (which consent shall not be unreasonably withheld by the Company); or (v) Transfers to existing stockholders of the Company following compliance with Section 3(b)(vi) below. Following the third anniversary of the date hereof, in the event there has not been a closing of an Initial Public Offering or a Deemed Liquidation Event, then Mubadala may Transfer Shares owned by it to Persons not listed on Exhibit B (the “Non- Permitted Transferees”) unless consented to by the Company (which consent may be withheld in the Company’s sole discretion), according to the ROFO process set forth below. In the event Mubadala proposes to Transfer Shares following the third anniversary of the date hereof, Mubadala shall provide notice to the Company and to the Institutional Investors at least 30 days prior to consummation of the proposed Transfer (a “ROFO Notice”). The ROFO Notice shall include, with respect to the Transfer, at a minimum the number of Shares involved (the “ROFO Shares”) and the non-binding desired closing date and purchase price (the “Floor Price”). The ROFO Shares shall be subject to a right of first offer, first, in favor of the Company and, second, in favor of the Institutional Investors that has made an Offer (each a “ROFO”). To exercise its ROFO, each of the Company and the Institutional Investors shall deliver an offer (each, an “Offer”) to Mubadala within ten (10) days of receipt of the ROFO Notice. The Offer shall indicate the number of ROFO Shares the Company and each Institutional Investor is offering to purchase pursuant to their respective ROFOs, which may be up to the total number of ROFO Shares, and the purchase price and any other terms and conditions relevant to the purchase of the ROFO Shares. Mubadala shall be free to choose to sell all or any portion of the ROFO Shares to the Company or any of the Institutional Investors (each, a “ROFO Investor”) based upon the terms of any Offer but may not sell the ROFO Shares to an Institutional Investor at the same or a lower price than the Company or any other Institutional Investor is offering to buy the ROFO Shares until the Company or any such other Institutional Investors, as applicable, has purchased all the ROFO Shares it is willing to purchase. If the ROFO Investors have offered to purchase more than the total number of ROFO Shares not being purchased by the Company, such ROFO Shares shall be allocated among the ROFO Investors pro rata based on a fraction, the numerator of which shall be the number of Purchased Equity Shares held by a ROFO Investor and the denominator of which shall be the number of Purchased Equity Shares held by all ROFO Investors. If the ROFO Investors do not elect to purchase all of the ROFO Shares not being purchased by the Company, Mubadala may sell that portion of the ROFO Shares which have not been subscribed for by the Company and the ROFO Investor(s) to any Person, other than the Non-Permitted Transferees, at a price not below the Floor Price and if there are any other material terms and conditions, upon the same material terms and conditions set forth in the ROFO Notice. If Mubadala is willing to sell the ROFO Shares at the purchase price and upon such other terms and conditions specified in an Offer then the closing of the purchase of ROFO Shares shall occur according to the timeline set forth below in the last sentence of this Section 3(b)(iii). If Mubadala is unwilling to sell the ROFO Shares at the purchase price and/or upon any other terms and conditions specified in any Offer provided by the Company or the Institutional Investors, then it shall provide notice (the “Rejection Notice”) to the Company and the Institutional Investors within thirty (30) days following the expiration of the Company and Institutional Investors’ ten (10) day Offer period. Following delivery of the Rejection Notice, Mubadala may solicit offers from any Person, other than the Non-Permitted Transferees, for a period of thirty (30) days thereafter but may not disclose any Offer to such third parties. In the event that one or more Person(s), other than Non-Permitted Transferees, offers to purchase the ROFO Shares at an aggregate price that is greater than the aggregate price specified in the Offer(s), Mubadala may sell the ROFO Shares to such Person(s) at such price for up to 180 days from the date of the Rejection Notice, at which time such unsubscribed ROFO Shares shall again be subject to a ROFO. If the Offer(s) failed to offer to purchase the total number of ROFO Shares, Mubadala shall be free to sell the unsubscribed ROFO Shares in accordance with the previous sentence, at any price above the Floor Price. If Mubadala does not receive any offers other than from the Company and the Institutional Investors, and such Offer(s) are to acquire the total number of ROFO Shares at a price greater than or equal to the Floor Price, Mubadala shall consummate the sale of the ROFO Shares for the price in the Offer(s) and upon such other terms and conditions mutually agreeable to the parties. If the consideration proposed to be paid for the ROFO Shares is in property, services or other non-cash consideration, the fair market value of the consideration (the “FMV”) shall be as determined in good faith by the Board, subject to the consent of Mubadala, not to be unreasonably withheld. If Mubadala disputes the FMV determined by the Board (a “FMV Dispute”), the Company shall obtain an appraisal from a third-party appraiser mutually agreeable to the Company and Mubadala (“Appraiser”), within 45 days of receipt of notice from Mubadala of such FMV Dispute, and the determination of such Appraiser, absent manifest error, shall be binding upon each of the Company and Mubadala. The costs and expenses of the Appraiser shall be borne by the Company if the Appraiser’s determination of FMV is different (more or less) than the FMV determined by the Board, but if not, then such costs and expenses shall be borne by Mubadala. If the Company or a ROFO Investor cannot for any reason pay for the ROFO Shares specified in its Exercise Notice in the same form of non-cash consideration, the Company or such ROFO Investor may pay the cash value equivalent thereof, as determined in good faith by the Board or through the resolution of a FMV Dispute. The closing of the purchase of ROFO Shares by the Company and any ROFO Investors shall take place by the later of (i) the date specified in the ROFO Notice as the intended date of the proposed Transfer, (ii) 45 days after delivery of the Offer, subject to an additional 45-day extension as necessary to obtain any required regulatory approvals and (iii) 10 days after the resolution of a FMV Dispute.

(iv)    Transfers by Permitted Transferees and Qualified Purchasers.

(A)    A Permitted Transferee of Shares or Common Shares of a Transferring Investor or Transferring Key Common Holder, as applicable, pursuant to this Agreement may subsequently Transfer his, her or its Shares or Common Shares, as applicable, only (i) to the Transferring Investor or Key Common Holder who Transferred such Shares or Common Shares, as applicable, to the Permitted Transferee, (ii) to a Person that is a Permitted Transferee of such Transferring Investor or Key Common Holder that originally transferred such shares to the Permitted Transferee, (iii) to D1, (iv) pursuant to a Deemed Liquidation Event or (v) pursuant to Section 3(d) (Drag-Along Rights). Each Permitted Transferee of any Transferring Investor or Key Common Holder to which Shares or Key Common Holder Shares are Transferred shall, and such Transferring Investor and Key Common Holder shall use best efforts to cause such Permitted Transferee to, Transfer back to such Transferring Investor or Key Common Holder (or to another Permitted Transferee of such Transferring Investor or Key Common Holder, as applicable) the Shares and Key Common Holder Shares it acquired from such Transferring Investor or Key Common Holder if such Permitted Transferee ceases to be a Permitted Transferee of such Transferring Investor or Key Common Holder, as applicable.

(B)    A Qualified Purchaser of Shares of a Mutual Fund Investor pursuant to this Agreement may subsequently Transfer his, her or its Shares only to the Mutual Fund Investor who Transferred such Shares to the Qualified Purchaser or to a Person that is a Qualified Purchaser of such Mutual Fund Investor at the time of such Transfer. Each Qualified Purchaser of any Mutual Fund Investor to which Shares are Transferred shall, and such Mutual Fund Investor shall use best efforts to cause such Qualified Purchaser to, Transfer back to such Mutual Fund Investor (or to another Qualified Purchaser) the Shares it acquired from such Mutual Fund Investor if such Qualified Purchaser ceases to be a Qualified Purchaser.

(v)    Transfers – Generally. No Transfer of Shares Owned by any Investor or Common Shares Owned by any Key Common Holder may be made by such Investor or Key Common Holder, as applicable, unless (i) as a condition precedent to the Transfer, the Transferee has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to a Joinder Agreement and have the same rights and obligations of such transferring Investor (including if the Investor is (I) Warburg Pincus (including the WP X Funds), the same rights and obligations as Warburg Pincus and the WP X Funds hereunder, or (II) the Vertical Funds, the same rights and obligations as the Vertical Funds hereunder (other than if (A) the Transfer is conducted pursuant to and in accordance with Section 3(d) (Drag-Along Rights) or (B) the Transfer is to the Company or one or more of the Institutional Investors) or such transferring Key Common Holder, as applicable, and (ii) the Transfer complies in all respects with the applicable provisions of this Agreement. Absent Mubadala’s prior written consent, no Transfer of Shares by any Investor may be made if such Transfer would result in Mubadala and its Affiliates and any entities owned by the Government of Abu Dhabi, in each case to the knowledge of the transferor based on representations requested by the transferor, collectively holding 50% or more of (i) the total outstanding Series D Preferred Stock or (ii) the total outstanding capital stock of the Company.

(vi)    Right of First Refusal.

(A)    Applicable to a Transferring Investor and Key Common Holder. In the event that a Transferring Investor proposes to Transfer Shares or a Key Common Holder proposes to Transfer Common Shares (the “Transferring Key Common Holder”) (i) to a

Person that is not otherwise permitted pursuant to the terms of this Agreement without the prior written consent of the Company and the WP X Funds or (ii) following the third anniversary of the date hereof (except in connection with Transfers pursuant to Section 3(b)(iii)), such Transferring Investor and Transferring Key Common Holder shall provide copies of the proposed terms of the Transfer to the Company and the Institutional Investors at least 45 days prior to consummation of the proposed Transfer (a “ROFR Notice”). The ROFR Notice shall include, with respect to the Transfer, at a minimum, the name and address of the prospective third party Transferee, the number of Shares and Common Shares involved (the “ROFR Shares”), the price at which the ROFR Shares are being sold and the estimated closing date. The ROFR Shares shall be subject to a right of first refusal, first, in favor of the Company and, second, in favor of the Institutional Investors (each a “ROFR”). To exercise its ROFR, the Company must deliver a notice (an “Exercise Notice”) to the Transferring Investor, the Transferring Key Common Holder and the Institutional Investors within ten (10) days of its receipt of the ROFR Notice. The Exercise Notice shall indicate the number of ROFR Shares the Company is electing to purchase pursuant to its ROFR, which may be up to the total number of ROFR Shares. If the Company does not elect to purchase all of the ROFR Shares, an Institutional Investor may and, in order to exercise its ROFR, must, deliver an Exercise Notice to the Transferring Investor, the Transferring Key Common Holder and the Company following the expiration of the Company’s ten (10) day Exercise Notice period and within twenty (20) days of its receipt of the ROFR Notice. The Exercise Notice shall indicate the number of ROFR Shares such Institutional Investor (a “ROFR Investor”) is electing to purchase pursuant to its ROFR, which may be up to the total number of ROFR Shares not being purchased by the Company. If the ROFR Investors have elected to purchase more than the total number of ROFR Shares not being purchased by the Company, such ROFR Shares shall be allocated among the ROFR Investors pro rata based on a fraction, the numerator of which shall be the number of Purchased Equity Shares held by a ROFR Investor and the denominator of which shall be the number of Purchased Equity Shares held by all ROFR Investors. If the ROFR Investors do not elect to purchase all of the ROFR Shares not being purchased by the Company, the Transferring Investor and Transferring Key Common Holder shall sell that portion of the ROFR Shares which have been subscribed for by the Company and the ROFR Investor(s) to the Company and such ROFR Investor(s), as applicable, and the Transferring Investor and Transferring Key Common Holder shall be free to Transfer the remaining Shares to the proposed Transferee set forth in the ROFR Notice on the terms and conditions set forth in the ROFR Notice for up to 180 days, at which time such unsubscribed Shares shall again be subject to a ROFR. If the consideration proposed to be paid for the ROFR Shares is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Board. If the Company or a ROFR Investor cannot for any reason pay for the ROFR Shares specified in its Exercise Notice in the same form of non- cash consideration, the Company or such ROFR Investor may pay the cash value equivalent thereof, as determined in good faith by the Board. The closing of the purchase of ROFR Shares by the Company and any ROFR Investors shall take place by the later of (i) the date specified in the ROFR Notice as the intended date of the proposed Transfer and (ii) 45 days after delivery of the ROFR Notice.

(B)    Applicable to a Major Transferring Holder. Notwithstanding anything in Section 3(b)(vi)(A) or 3(b)(vi)(C) to the contrary, in the event that any Investor (other than a Mutual Fund Investor) or Key Common Holder Owning Shares or Common Shares, as applicable, representing more than five percent (5%) of the outstanding shares of Common Stock on a Fully Diluted Basis (each, for the purposes of this Section 3(b)(vi)(B), a “Major Transferring

Holder”) intends to make or accept an offer to Transfer Shares or Common Shares that constitute twenty percent (20%) or more of the Shares or Common Shares, applicable, Owned by such Transferring Investor or Key Common Holder (the “Major Transfer Shares”), and, to the extent that Section 3(b)(vi)(A) or Section 3(b)(vi)(C) is otherwise applicable to such transfer, prior to proceeding with the process set forth in Section 3(b)(vi)(A) or Section 3(b)(vi)(C), as applicable, the Major Transferring Holder shall provide written notice to D1 prior to accepting or making such offer to Transfer, (a “Major Transfer ROFN Notice”). The Major Transfer ROFN Notice shall include, with respect to the Transfer, the number of Shares or Common Shares that the Major Transferring Holder desires to Transfer (the “Major Transfer ROFN Shares”), and the minimum price (the “Minimum Price”) at which the Major Transferring Holder desires to Transfer the Major Transfer ROFN Shares. The Major Transfer ROFN Shares shall be subject to a right of first negotiation in favor of D1 under this Section 3(b)(vi)(B), prior to the ROFR set forth in Section 3(b)(vi)(A) or the Qualified Transfer ROFR set forth in Section 3(b)(vi)(C) (the “Major Transfer ROFN”). To exercise the Major Transfer ROFN, D1 must deliver a written notice (a “ROFN Exercise Notice”) to the Major Transferring Holder within five (5) Business Days of its receipt of the Major Transfer ROFN Notice stating that it desires to enter into good faith negotiations with the Major Transferring Holder regarding the purchase of all of the Major Transfer ROFN Shares. If D1 does provide the ROFN Exercise Notice within such period, then Major Transferring Holder shall negotiate in good faith with D1 concerning the terms of the purchase and sale of the total amount of the Major Transfer ROFN Shares for a period of five (5) Business Days (the “Exclusive Negotiation Period”). If D1 does not provide the ROFN Exercise Notice within such period, or if D1 does provide the ROFN Exercise Notice within such period and the parties thereafter do not execute an agreement with respect to the purchase and sale of all of the Major Transfer ROFN Shares within the Exclusive Negotiation Period, then, subject to any other restrictions contained herein or in the Restated Certificate or Bylaws, the Major Transferring Holder shall be free to negotiate and enter into an agreement to Transfer no less than 95% of the total number of Major Transfer ROFN Shares to any third party at a price per share equal to or greater than the lesser of (x) the Minimum Price and (y) the per share price, if any, offered by D1, or otherwise on terms and conditions (including, without limitation, type of consideration, payment structure, closing conditions and certainty, transaction structure, tax treatment and escrow and indemnification provisions) that are more favorable, on the whole, to the Major Transferring Holder than the terms and conditions, if any, offered by D1 (as determined in good faith by the Major Transferring Holder); provided, if the Major Transferring Shareholder does not Transfer all of such Major Transfer ROFN Shares in accordance with the terms hereof within 180 days of the last day of the Exclusive Negotiation Period, such non-Transferred Major Transfer ROFN Shares shall again be subject to a Major Transfer ROFN in favor of D1. If the consideration proposed to be paid for the Major Transfer ROFN Shares is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Board.

(C)    Applicable to a Mutual Fund Investor. In the event that a Mutual Fund Investor (except in connection with Transfers pursuant to Section 3(b)(iii)) proposes to make a Transfer of Shares to a Qualified Purchaser (a “Qualified Transfer”), such Mutual Fund Investor shall provide copies of the terms of the Qualified Transfer to the Company and the Institutional Investors at least 45 days prior to consummation of the proposed Qualified Transfer (a “Qualified Transfer ROFR Notice”). The Qualified Transfer ROFR Notice shall include, with respect to the Qualified Transfer, at a minimum, the name and address of the prospective Qualified Purchaser, the number of Shares involved (the “Qualified Transfer ROFR Shares”), the price at which the Qualified Transfer ROFR Shares are being sold and the estimated closing date. The Qualified Transfer ROFR Shares shall be subject to a right of first refusal in favor of the Institutional Investors (a “Qualified Transfer ROFR”). To exercise its Qualified Transfer ROFR, an Institutional Investor must deliver a notice to the Mutual Fund Investor and the Company within twenty (20) days of its receipt of the Qualified Transfer ROFR Notice (a “Qualified Transfer Exercise Notice”). The Qualified Transfer Exercise Notice shall indicate the number of Qualified Transfer ROFR Shares such Institutional Investor (a “Qualified Transfer ROFR Investor”) is electing to purchase pursuant to its Qualified Transfer ROFR, which may be up to the total number of Qualified Transfer ROFR Shares. If the Qualified Transfer ROFR Investors have elected to purchase more than the total number of Qualified Transfer ROFR Shares, the Qualified Transfer ROFR Shares shall be allocated among the Qualified Transfer ROFR Investors pro rata based on a fraction, the numerator of which shall be the number of Purchased Equity Shares held by a Qualified Transfer ROFR Investor and the denominator of which shall be the number of Purchased Equity Shares held by all Qualified Transfer ROFR Investors. If the Qualified Transfer ROFR Investors do not elect to purchase all of the Qualified Transfer ROFR Shares, then the Institutional Investors shall be deemed to have forfeited any right to purchase such Qualified Transfer ROFR Shares, and the selling Mutual Fund Investor shall be free to sell all, but not less than all, of the Qualified Transfer ROFR Shares to the Qualified Purchaser on terms and conditions substantially similar to (and in no event more favorable in the aggregate than) the terms and conditions set forth in the Qualified ROFR Transfer Notice, it being understood and agreed that (i) any such sale or transfer is subject to the other terms and restrictions of this Agreement, including without limitation, the terms and restrictions set forth in Section 3(b)(v); (ii) any future Qualified Transfer shall remain subject to the terms and conditions of this Agreement, including this Section 3(b)(vi)(B); and (iii) such sale shall be consummated within 180 days after receipt of the Qualified Transfer ROFR Notice by the Company and, if such sale is not consummated within such 180 day period, such sale shall again become subject to the Qualified Transfer ROFR on the terms set forth herein. If the consideration proposed to be paid for the Qualified Transfer ROFR Shares is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Board. If a Qualified Transfer ROFR Investor cannot for any reason pay for the Qualified Transfer ROFR Shares specified in its Qualified Transfer Exercise Notice in the same form of non-cash consideration, such Qualified Transfer ROFR Investor may pay the cash value equivalent thereof, as determined in good faith by the Board. The closing of the purchase of Qualified Transfer ROFR Shares by the Qualified Transfer ROFR Investors shall take place by the later of (i) the date specified in the Qualified Transfer ROFR Notice as the intended date of the proposed Qualified Transfer and (ii) 45 days after delivery of the Qualified Transfer ROFR Notice.

(D)    Exempted Transfers. Notwithstanding the foregoing or anything to the contrary herein, the provisions of Section 3(b)(vi)(A), Section 3(b)(vi)(B) or Section 3(b)(vi)(C) shall not apply to the Transfer of Shares or Common Shares pursuant (i) to the terms of a Deemed Liquidation Event or (iii) Section 3(d) (Drag-Along Rights).

(c)    Restrictions on Sales of Control of the Company. No Investor or Key Common Holder shall be party to any transaction or series of related transactions in which a person or entity, or a group of related persons or entities, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a

“Stock Sale”) unless all holders of Preferred Stock are allowed to participate in such transaction and the consideration received pursuant to such transaction is allocated among the parties thereto in the manner specified in the Certificate of Incorporation, as in effect immediately prior to the Stock Sale (as if such transaction were a Deemed Liquidation Event), unless holders of at least (a) a majority of the outstanding shares of the Series A Preferred Stock voting together as a single class, (b) a majority of the outstanding shares of the Series B Preferred Stock voting together as a single class, (c) a majority of the outstanding shares of the Series C Preferred Stock voting as a single class, (d) a majority of the outstanding shares of the Series D Preferred Stock voting together as a single class, and (e) a majority of the outstanding shares of the Series E Preferred Stock voting together as a single class, elect otherwise by written notice given to the Company at least five days prior to the effective date of any such transaction or series of related transactions. For the avoidance of doubt, the redemption by the Company of outstanding shares of Preferred Stock pursuant to the Certificate of Incorporation shall in no event be considered a Stock Sale subject to this Section 3(c).

(d)    Drag-Along Rights.

(i)    Subject to Section 3(d)(v), if at any time and from time to time after the date of this Agreement, Warburg Pincus and its Affiliates (the “Majority Holders”) desire to (i) Transfer in a bona fide arms’ length sale all of their Shares to any Person or Persons who are not Affiliates of the Company or the Majority Holders, (ii) approve any merger of the Company with or into any other Person who is not an Affiliate of the Company or the Majority Holders that would constitute a Deemed Liquidation Event or (iii) approve any sale of all or substantially all of the Company’s assets to any Person or Persons who are not Affiliates of the Company or the Majority Holders that would constitute a Deemed Liquidation Event (for purposes of this Section 3(d) (Drag-Along Rights), any such Person is referred to as the “Proposed Transferee” and any such transaction is referred to as the “Proposed Sale”), the Majority Holders shall have the right (for purposes of Section 3(d), the “Drag-Along Right”), but not the obligation, (x) in the case of a Transfer of the type referred to in clause (i) of this sentence, to require each other Investor and each Key Common Holder to sell to the Proposed Transferee all of such Investor’s Shares or such Key Common Holder’s Common Shares, as applicable, with the aggregate consideration for the sale of shares held by the Majority Holders, the other Investors and the Key Common Holders paid to such Investors and the Key Common Holders according to the Certificate of Incorporation in effect immediately prior to such sale (as if such transaction were a Deemed Liquidation Event) or (y) in the case of a merger or sale of assets or other Deemed Liquidation Event referred to in clauses (ii) or (iii) of this sentence, to require each other Investor and each Key Common Holder to vote (or act by written consent with respect to) all Shares or Common Shares then Owned by such other Investor or Key Common Holder, as applicable, in favor of such transaction and to waive any dissenters’ rights, appraisal rights or similar rights such Investor or such Key Common Holder may have under applicable law. Subject to Section 3(d)(v), each Investor and each Key Common Holder agrees to take all steps necessary to enable such Investor or such Key Common Holder, as applicable, to comply with the provisions of this Section 3(d) (Drag-Along Rights) to facilitate the Majority Holders’ exercise of a Drag-Along Right.

(ii)    Notwithstanding the foregoing, an Investor or Key Common Holder will not be required to comply with this Section 3(d) in connection with any Proposed Sale unless upon the consummation of the Proposed Sale (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock as is received by other holders in respect of their shares of such same series, and (iii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock; provided, however, that, notwithstanding the foregoing, if the consideration to be paid in exchange for the Shares Owned by an Investor or the Common Shares Owned by a Key Common Holder pursuant to this Section 3(d) includes any securities and due receipt thereof by any Investor would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Investor or Key Common Holder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Investor or Key Common Holder, applicable, in lieu thereof, against surrender of such Shares Owned by such Investor or such Common Shares Owned by such Key Common Holder which would have otherwise been sold by such Investor or such Key Common Holder, an amount in cash equal to the fair value (as determined in good faith by the Board) of the securities which such Investor or such Key Common Holder would otherwise receive as of the date of the issuance of such securities in exchange for such Shares Owned by such Investor or such Common Shares Owned by such Key Common Holder.

(iii)    To exercise a Drag-Along Right, the Majority Holders shall give each Investor and each Key Common Holder a written notice (for purposes of this Section 3(d), a “Drag-Along Notice”) containing the terms of payment and other material terms and conditions of the Proposed Transferee’s offer. Subject to Section 3(d)(v), each Investor and each Key Common Holder shall thereafter be obligated to sell or vote (or act by written consent with respect to) all Shares (including any Share Equivalents) Owned by such Investor and all Common Shares Owned by such Key Common Holder, as applicable, provided that the sale to the Proposed Transferee is consummated within 180 days of delivery of the Drag-Along Notice. If the sale, merger or other transaction contemplated by this Section 3(d) (Drag-Along Rights) is not consummated within such 180-day period, then each Investor and each Key Common Holder shall no longer be obligated to sell such Shares Owned by such Investor or such Common Shares Owned by such Key Common Holder pursuant to that specific Drag-Along Right but shall remain subject to the provisions of this Section 3(d) (Drag-Along Rights).

(iv)    Subject to Section 3(d)(v), each Investor and each Key Common Holder shall execute and deliver such instruments of conveyance and transfer and take such other action, including executing any purchase agreement, merger agreement, indemnity agreement, escrow agreement or related documents, as may be reasonably required by the Majority Holders or the Company in order to carry out the terms and provisions of this Section 3(d) (Drag-Along Rights); provided, however, that (i) except as provided below, each Investor will be severally liable for its pro rata portion of any purchase price adjustment, escrow or indemnification obligations resulting from any inaccuracy of any representations and warranties made by the Company, (ii) any representations and warranties to be made by such Investor in connection with the Proposed Sale are limited to the following representations and warranties that (a) such Investor holds all right, title and interest in and to the Shares such Investor purports to hold, free and clear of all liens and encumbrances, (b) the obligations of such Investor in connection with the transaction have been duly authorized, if applicable, (c) the documents to be entered into by such Investor have been duly executed by such Investor and delivered to the acquirer and are enforceable against such Investor in accordance with their respective terms, (d) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of such Investor’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency, (e) such Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act, and (f) such Investor has not engaged any brokers, finders or similar agents in connection with the Proposed Sale, (iii) each Investor will be 100% liable on a several basis for any representations, warranties and indemnities with respect to the unencumbered title to Shares Owned by such Investor, the power, authority and legal right of such Investor to Transfer Shares Owned by such Investor pursuant to such Drag-Along Right, the absence of any Encumbrance or adverse claim regarding Shares Owned by such Investor and related matters pertaining solely to such Investor (including fraud by such Investor), (iv) each Investor’s pro rata share for purposes of the foregoing clause (i) shall equal the proportion of any payments arising from such liability that results in such Investor receiving the same consideration in the sale pursuant to such Drag-Along Right as such Investor would have received had the aggregate consideration payable in in the sale pursuant to such Drag-Along Right equaled the aggregate consideration payable in such sale net of the aggregate amount of all payments that are required to be made by such Investor in respect of such liabilities described in clause (i) and (iv) no Investor shall be required to be bound by a non-compete, no-hire, non-solicit or similar restrictive covenant (excluding, for clarity, any such restrictive covenants that existed prior to the sale pursuant to such Drag-Along Right). Notwithstanding the foregoing, except in the case of fraud by the Investor, the aggregate amount of liability of each Investor shall not exceed the proceeds received by such Investor in connection with the sale pursuant to such Drag-Along Right. Each Investor (other than D1, Fidelity, the T. Rowe Price Investors and their respective Affiliates) acknowledges the rights of the WP X Funds to act on behalf of such Investor pursuant to Section 6(l) (Grant of Irrevocable Proxy). At the closing of the proposed transaction, each Investor and each Key Common Holder shall deliver, against receipt of the consideration payable in such transaction, certificates representing the Shares which the Investor Owns or the Common Shares which the Key Common Holder Owns, together with executed stock powers or other instruments of transfer acceptable to the Majority Holders.

(v)    Notwithstanding the foregoing, a separate consent of the holders of a majority of the shares of Series E Preferred Stock (which such majority shall include the affirmative written consent of D1 for so long as D1 and its Affiliates continues to own at least 15,131,477 shares of Series E Preferred Stock (as adjusted for stock splits, combinations, recapitalizations and the like)) shall be required for the Majority Holders to exercise their Drag Along Right with respect to any Proposed Sale in which the per share proceeds received per share of Series E Preferred Stock (or Common Stock issuable upon conversion thereof) at or upon the initial closing of such Proposed Sale is less than 1.2x the Series E Original Issue Price (as defined in the Certificate of Incorporation, and as adjusted for stock splits, combinations, recapitalizations and the like); provided that for purposes of the preceding clause, any consideration subject to an escrow or conditioned or contingent upon future events, including earn outs, milestones or the like, shall not be included in the calculation of the per share proceeds payable on the Series E Preferred Stock (or Common Stock issuable upon conversion thereof) at or upon the initial closing of the Proposed Sale.

(e)    Subscription Right.

(i)    If at any time after the date hereof and prior to the Initial Public Offering, the Company proposes to issue equity securities of any kind (for purposes of this Section 3(e), the term “equity securities” shall include any warrants, options or other rights to acquire equity securities or debt securities convertible into equity securities) of the Company (other than the issuance of securities (i) upon conversion of the Preferred Stock pursuant to the Certificate of Incorporation, (ii) to the public in a firm commitment underwriting pursuant to a registration statement filed under the Securities Act, (iii) pursuant to the acquisition of another Person by the Company or any subsidiary, whether by purchase of stock, merger, consolidation, purchase of all or substantially all of the assets of such Person or otherwise, provided such acquisition has been approved by the Board and such securities are being issued as consideration for the transaction and not in connection with financing the transaction, (iv) pursuant to an employee stock option plan, stock bonus plan, stock purchase plan, employment agreement or other management equity program approved by the Board, including at least one Warburg Pincus Director, (v) to vendors, lenders and customers of and consultants to the Company or any subsidiary or in connection with a strategic partnership (provided such securities are being issued as consideration for the strategic partnership and not in connection with financing the strategic partnership), in each case, to the extent such issuance has been approved by the Board, including at least one Warburg Pincus Director, (vi) by reason of a dividend, stock split or other distribution on shares of Common Stock or Preferred Stock (including, without limitation, any shares of Common Stock issued pursuant to Section 1.6 of Part B of Article IV of the Certificate of Incorporation as payment for the Accrued Dividends (as defined therein)), (vii) pursuant to the Series E Securities Purchase Agreement, (viii) to any Other Investor pursuant to the terms of any employment or similar agreement between the Company and such Other Investor to the extent such employment or similar agreement was approved by the Board, including at least one Warburg Pincus Director), or (ix) upon the exercise of warrants, issued and outstanding as of the date hereof, to purchase the capital stock of the Company, then, subject to the provisions set forth below, including Section 3(e)(vi) below, as to each Institutional Investor and each Mutual Fund Investor (including Mubadala and its Affiliates, such Affiliates subject to Company consent, such consent not to be unreasonably withheld) and each Other Investor listed on Schedule III hereto, provided that such Other Investor is an employee of the Company or its subsidiaries at such time (each a “Subscription Right Investor”), the Company shall:

(A)    give written notice setting forth in reasonable detail (1) the designation and all of the terms and provisions of the securities proposed to be issued (the “Proposed Securities”), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest or dividend rate and maturity; (2) the price and other terms of the proposed sale of such securities; (3) the amount of such securities proposed to be issued; and (4) such other information as a Subscription Right Investor may reasonably request in order to evaluate the proposed issuance; and

(B)    offer to issue to each such Subscription Right Investor a portion of the Proposed Securities equal to a percentage determined by dividing (1) the number of shares of Common Stock Owned by such Subscription Right Investor as a result of Purchased Equity Shares (excluding, for the sake of clarity, any Granted Equity Shares, whether or not vested), by (2) the total number of shares of Common Stock then outstanding on a Fully Diluted Basis.

(ii)    Each such Subscription Right Investor must exercise his, her or its purchase rights hereunder, in whole or in part, within ten (10) days after receipt of such notice from the Company or such shorter period as may be required by the Company if the Company determines in good faith that a shorter period is necessary. If all of the Proposed Securities offered to such Subscription Right Investors are not fully subscribed for by such Subscription Right Investors, the remaining Proposed Securities will be reoffered to the Subscription Right Investors purchasing their full allotment upon the terms set forth in this Section 3(e) (Subscription Right), until all such Proposed Securities are fully subscribed for or until all such Subscription Right Investors have subscribed for all such Proposed Securities which they desire to purchase, except that such Subscription Right Investors must exercise their purchase rights within three (3) Business Days after receipt of all such reoffers or such shorter period as may be required by the Company if the Company determines in good faith that a shorter period is necessary. To the extent that the Company offers two or more securities to all prospective purchasers in a proposed issuance in units, such as convertible notes coupled with attached warrants (and only in such units), such Subscription Right Investors must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

(iii)    Upon the expiration of the offering periods described above (as such periods may be shortened by the Company), the Company will be free to sell such Proposed Securities that such Subscription Right Investors have not elected to purchase during the 90 days following such expiration on terms and conditions not materially more favorable to the purchasers thereof than those offered to such Subscription Right Investors. Any Proposed Securities offered or sold by the Company after such ninety (90)-day period must be reoffered to such Subscription Right Investors pursuant to this Section 3(e) (Subscription Right).

(iv)    The election by a Subscription Right Investor not to exercise such Subscription Right Investor’s subscription rights under this Section 3(e) (Subscription Right) in any one instance shall not affect such Subscription Right Investor’s right (other than in respect of a reduction in such Subscription Right Investor’s percentage holdings) as to any subsequent proposed issuance subject to this Section 3(e) (Subscription Right). If the Company determines in good faith that circumstances require the Company to sell the Proposed Securities to the Institutional Investors or their respective Affiliates, the Company shall be permitted to sell such Proposed Securities to such Institutional Investors and/or their respective Affiliates provided that promptly following such sale, the Company permits each Subscription Right Investor having rights under this Section 3(e) (Subscription Right) to purchase such Subscription Right Investor’s proportionate amount of such Proposed Securities in the manner contemplated by this Section 3(e) (Subscription Right).

(v)    Each such Subscription Right Investor shall, if requested by the Company and the Institutional Investors participating in such issuance of equity securities, execute a stockholders agreement (or consent to an amendment to this Agreement) with respect to such Proposed Securities with terms that are (to the extent practicable) substantially equivalent to, mutatis mutandis, the terms of this Agreement.

(vi)    Notwithstanding the foregoing and without limiting the rights of any Investor under the Series E Securities Purchase Agreement, if (i) the Institutional Investors and/or their Affiliates waive their subscription rights pursuant to this Section 3(e) or otherwise elect to not exercise their subscription rights pursuant to this Section 3(e) and (ii) no Institutional Investor or Affiliate of an Institutional Investor purchases any of the Proposed Securities, then, as to each Other Investor who has subscription rights pursuant to this Section 3(e), such Other Investors shall automatically without any further action be deemed to have waived their rights pursuant to this Section 3(e).

4.	TERMINATION.

(a)    Upon the closing of a Qualified Public Offering or, at the written election of the Majority Institutional Investors (including D1), an Initial Public Offering, this Agreement shall automatically terminate except with respect to the following Sections which shall survive such termination in accordance with their terms:

(i)    Section 1(a) (Legends);

(ii)    Sections 2(a)(ii) (Post-IPO Board Seats);

(iii)    Section 2(c) (Committees of the Board);

(iv)    Section 2(d) (Warburg Pincus Observer Rights);

(v)    Section 2(i) (Directors of Subsidiaries);

(vi)    Section 2(j) (Indemnification, Expense Reimbursement and Other Rights);

(vii)    Section 4 (Termination);

(viii)    Section 5 (Interpretation of this Agreement); and

(ix)    Section 6 (Miscellaneous) (except Section 6(l) (Grant of Irrevocable Proxy), which shall terminate).

(b)    At the written election of the Majority Institutional Investors upon a Deemed Liquidation Event that is approved in accordance with the Certificate of Incorporation this Agreement shall automatically terminate.

(c)    This Agreement shall terminate on the date on which the Majority Institutional Investors and the Majority Other Investors shall have agreed in writing to terminate this Agreement; provided that Section 3(b)(vi)(B) shall survive such termination unless D1 has agreed in writing to terminate this Agreement.

(d)    Notwithstanding the foregoing, this Agreement shall automatically terminate with respect to Mutual Fund Investors immediately prior to the consummation of the Initial Public Offering.

5.	INTERPRETATION OF THIS AGREEMENT

(a)    Terms Defined. As used in this Agreement, the following terms have the respective meaning set forth below:

Affiliate: shall mean any Person or entity, directly or indirectly controlling, controlled by or under common control with such Person or entity, or any venture capital or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment advisor with, such Person or entity; provided that neither the Company nor any of its subsidiaries shall be deemed to be an Affiliate of the Investors.

Business Day: shall mean any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by law or executive order to close.

Certificate of Incorporation: shall mean the Certificate of Incorporation of the Company as it may be amended from time to time, including pursuant to a Certificate of Designations, if any.

Common Stock: shall mean the common stock, par value $0.001 per share, of the Company.

Competitor: shall mean NxStage Medical, Gambro (a subsidiary of Baxter International, Inc.), Fresenius, B. Braun Medical, Nipro Medical Corporation, DaVita or any Person determined in good faith by the Board of Directors to offer products or services competitive with, or otherwise to be a competitor of, the business of the Company and/or its subsidiaries.

Deemed Liquidation Event: shall have the meaning set forth in the Certificate of Incorporation.

Encumbrance: shall mean any charge, claim, community or other marital property interest, right of first option, right of first refusal, mortgage, pledge, lien or other encumbrance (except as resulting from the express terms of this Agreement, the Certificate of Incorporation, the Registration Rights Agreement, any Granted Equity Shares and any document executed or delivered to effect the purposes of this Agreement, the Certificate of Incorporation, the Registration Rights Agreement or any Granted Equity Shares).

Exchange Act: shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder, or any successor statute thereto.

Fully Diluted Basis: shall mean all outstanding shares of the Common Stock assuming (i) the conversion of all outstanding shares of Preferred Stock and (ii) the exercise of all outstanding Share Equivalents without regard to any restrictions or conditions with respect to the exercisability of such Share Equivalents; provided, however, when determining the outstanding shares of Common Stock on a Fully Diluted Basis, any outstanding unvested Granted Equity Shares (including Common Stock) with vesting tied to the issuance of additional shares of Preferred Stock shall be excluded from such computation.

Granted Equity Shares: shall mean shares of Common Stock or Share Equivalents that are granted or issued pursuant to any of the Company’s stock option plans, stock bonus plans, stock incentive plans or other similar plans approved by the Board.

Key Common Holder: shall have the meaning set forth in the preamble.

Institutional Investor: shall have the meaning set forth in the preamble, and shall include, solely for purposes of Section 3(b)(vi)(A) – (C), unless otherwise stated herein, Mubadala.

Investment Fund: shall mean, collectively, (i) a private equity or other investment fund that (A) makes investments in multiple companies and was not formed primarily to invest in the Company or its subsidiaries or (B) is an alternative investment vehicle for a fund described in clause (A) and (ii) any Person directly or indirectly wholly-owned by any private equity or other investment fund (or group of Affiliated private equity or other investment funds) described in clause (i) and/or any general partner or managing member who is an Affiliate thereof.

Majority Institutional Investors: shall mean Institutional Investors Owning a majority of the Shares Owned by the Institutional Investors, which majority shall include the WP X Funds.

Majority Other Investors: shall mean Other Investors Owning a majority of the Shares (excluding for this purpose any Granted Equity Shares that are not vested) Owned by the Other Investors.

Mubadala and the Mubadala Investor: shall mean Aurora Investment Company LLC.

Mutual Fund Investor: shall mean (a) each of Fidelity and its respective Affiliates who are, in each case, Other Investors, and either (i) an investment company registered as such under the Investment Company Act of 1940, as amended or (ii) an advisory client of an investment adviser registered as such under the Investment Advisers Act of 1940, as amended, (b) each T. Rowe Price Investor and (c) the Mubadala Investor.

Owns, Own, Owning or Owned: shall mean beneficial ownership, assuming the conversion (whether or not then convertible) of all outstanding securities convertible (including Preferred Stock) into Common Stock and the exercise of all outstanding Share Equivalents. No Investor shall be deemed to Own any shares of Preferred Stock issuable pursuant to the Securities Purchase Agreements prior to the date of issuance of such shares of Preferred Stock to such Investor.

Permitted Transferee: shall mean, (i) D1, (ii) in the case of any Institutional Investor, Key Common Holder or any Other Investor that is not a natural person, any Affiliate of such Investor or Key Common Holder, (iii) in the case of Mubadala, any Person who acquires the ROFO Shares in compliance with the provisions set forth in Section 3(b)(iii), and (iv) in the case of Other Investors or Key Common Holders who are natural persons, any trust established for the sole benefit of such Other Investor or Key Common Holder or such Other Investor’s or Key Common

Holder’s spouse or direct lineal descendants provided such Other Investor or Key Common Holder is the trustee of such trust, or any Person in which the direct and beneficial owner of all voting securities of such Person is such Other Investor or Key Common Holder, or such Other Investor’s or Key Common Holder’s heirs, executors, administrators or personal representatives upon the death, incompetency or disability of such Other Investor or Key Common Holder.

Person: shall mean an individual, partnership (whether general or limited), joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

Preferred Stock: shall mean the Company’s (i) Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), (ii) Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), (iii) Series C Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), (iv) Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), and (v) the Series E Preferred Stock.

Purchased Equity Shares: shall mean shares of Common Stock or Share Equivalents (including the Preferred Stock) that are purchased for value by an Investor or Key Common Holder pursuant to the Securities Purchase Agreements, by way of transfer or otherwise. In no event shall Granted Equity Shares be deemed to be Purchased Equity Shares.

Qualified Public Offering: shall mean an Initial Public Offering that would qualify for mandatory conversion of the Preferred Stock pursuant to the Certificate of Incorporation.

Qualified Purchaser: shall mean (i) an Investment Fund with at least $500 million in assets under management (provided such Investment Fund is not an “activist” (as commonly known in the investment industry) Investment Fund or generally known for making “activist”- styled investments) or (ii) a strategic investor (e.g., publicly listed corporation, private company, etc.) that is not a Competitor or an Affiliate of a Competitor.

Registration Rights Agreement: shall mean that certain Amended and Restated Registration Rights Agreement dated as of the date hereof by and among the Company and the stockholders named therein, as the same may be amended and/or restated from time to time.

SEC: shall mean the Securities and Exchange Commission or any successor agency.

Security, Securities: shall have the meaning set forth in Section 2(1) of the Securities Act:

Securities Act: shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any successor statute thereto.

Securities Purchase Agreements: shall mean collectively, (i) the Series A Securities Purchase Agreement, (ii) the Series B Securities Purchase Agreement, (iii) the Series C Securities Purchase Agreement, (iv) the Series D Securities Purchase Agreement and (v) the Series E Securities Purchase Agreement.

Series A Securities Purchase Agreement: shall mean the Securities Purchase Agreement, dated February 22, 2010, by and among the Company and certain of the Prior Investors (as amended) pursuant to which such Prior Investors purchased shares of Series A Preferred Stock.

Series B Securities Purchase Agreement: shall mean the Securities Purchase Agreement, dated May 5, 2015, by and among the Company and certain of the Prior Investors (as amended) pursuant to which such Prior Investors purchased shares of Series B Preferred Stock.

Series C Securities Purchase Agreement: shall mean the Securities Purchase Agreement, dated April 19, 2017, by and among the Company and certain of the Prior Investors (as amended) pursuant to which such Prior Investors purchased shares of Series C Preferred Stock.

Series D Securities Purchase Agreement: shall mean the Series D Preferred Stock Purchase Agreement, dated August 20, 2018, by and among the Company and certain of the Prior Investors pursuant to which such Prior Investors purchased shares of Series D Preferred Stock.

Series E Securities Purchase Agreement: shall have the meaning set forth in the recitals of this Agreement.

Share Equivalent: shall mean any stock, warrants, rights, calls, options or other securities exchangeable or exercisable for, or convertible into, directly or indirectly, shares of Common Stock.

Transfer: shall mean any sale, assignment, pledge, transfer, hypothecation or other disposition or encumbrance, and each of “Transferred”, “Transferee” and “Transferor” have a correlative meaning.

T. Rowe Price: shall mean T. Rowe Price Associates, Inc. and any successor or affiliated registered investment advisor to the T. Rowe Price Investors.

T. Rowe Price Investors: shall mean the Investors advised or subadvised by T. Rowe Price.

Vertical Funds: shall mean Vertical Fund I, L.P., a Delaware limited partnership, and Vertical Fund II, L.P., a Delaware limited partnership.

(b)    Accounting Principles. Where the character or amount of any asset or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with U.S. generally accepted accounting principles at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

(c)    Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

(d)    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

(e)    Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

6.	MISCELLANEOUS

(a)    Notices.

(i)    All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or by electronic mail or mailed by overnight courier or by registered or certified mail, postage prepaid:

(A)    if to any of the Investors, at the address or facsimile number or electronic mail address of such Investor shown on Schedule I or Schedule II, or at such other address as the Investor may have furnished the Company and the other Investors in writing; and

(B)    if to the Company, at 1830 Bering Drive, San Jose, CA 95112, marked for attention of the Chief Executive Officer, with a copy (which shall not constitute notice) to: Frank Rahmani, Cooley LLP, 3175 Hanover Street, Palo Alto, CA 94304, or at such other address as it may have furnished in writing to each of the Investors.

(ii)    Any notice so addressed shall be deemed to be given: if delivered by hand, or facsimile, on the date of such delivery if a Business Day and delivered during regular business hours, otherwise the first Business Day thereafter; if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day; if mailed by overnight courier, on the date of delivery; and if mailed by registered or certified mail, on the third Business Day after the date of such mailing.

(b)    FIRPTA. Upon request of Investor, the Company shall provide (i) a statement (in such form as may be reasonably requested by Investor) conforming to the requirements of Section 1.897- 2(h)(1)(i) and 1.1445-2(c)(3)(i) of the U.S. Treasury Regulations certifying that interests in the Company do not constitute “United States real property interests” under Section 897(c) of the Internal Revenue Code of 1986, as amended, and (ii) evidence in form and substance satisfactory to Investor that the Company has delivered to the Internal Revenue Service the notification required under Section 1.897-2(h)(2) of the U.S. Treasury Regulations.

(c)    Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by each Investor pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Investor, may be reproduced by each Investor by photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Investor may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(d)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, provided that no Other Investor shall be permitted to assign any of his, her or its rights or obligations pursuant to this Agreement without the prior written consent of the Company and the Majority Institutional Investors, unless such assignment is in connection with a Transfer explicitly permitted by this Agreement and, prior to such assignment, such assignee complies with the requirements of this Agreement. Any attempted assignment by an Other Investor in violation of the foregoing shall be null and void.

(e)    Entire Agreement; Amendment and Waiver.

(i)    With respect to Investors other than the Mutual Fund Investors (which Mutual Fund Investors are covered by Section 6(e)(ii) below), except with respect to (x) the representations and warranties set forth in each Investor’s respective Securities Purchase Agreement between each Investor and the Company (A) relating to such Investor’s authority to execute and deliver such Securities Purchase Agreement(s) or (B) which formed the basis for determining that an exemption from the registration, permit, qualification and prospectus delivery requirements (as applicable) of the Securities Act and all applicable state and foreign securities laws applied, this Agreement, and (y) the management rights letter dated as of the date hereof between D1 and the Company (the “D1 MRL”) constitutes the entire understandings of the parties hereto and supersedes all prior agreements (whether written or oral) or understandings with respect to the subject matter hereof among such parties. As such, other than with respect to (x) rights provided under the Delaware General Corporation Law arising in connection with the ownership of Common Stock and (y) any rights granted pursuant to this Agreement or the D1 MRL, each Investor (other than the Mutual Fund Investors) hereto acknowledges, releases and expressly waives and disclaims any contractual or other rights including, but not limited to registration rights, rights of first refusal and co-sale, board seats and preemptive or similar rights to purchase securities of the Company or participate in any future financings by the Company (collectively the “Rights” and each a “Right”). To the extent any Investor (other than the Mutual Fund Investors) previously possessed contractual or other rights with respect to any Right (including pursuant to any provision of that certain Stockholders Agreement, dated May 5, 2003, by and among the Company and the stockholders named therein (the “2003 Stockholders Agreement”)), such Investor (x) hereby expressly waives and disclaims such Right or Rights, (y) consents to the Common Stockholders Agreement, dated as of February 22, 2010, by and among the Company and the stockholders named therein (the “Common Stockholders Agreement”) which amended and restated the 2003 Stockholders Agreement and (z) hereby expressly acknowledges that such Investor is not a party to the Common Stockholders Agreement and expressly relinquishes and disclaims any rights under the Common Stockholders Agreement. Any authorization, consent or commitment of Mubadala hereunder or in connection herewith shall be null and void unless duly executed by not less than two (2) authorized officers of Mubadala.

(ii)    This Agreement, the Securities Purchase Agreements and the Registration Rights Agreement constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. The terms and provisions of this Agreement may only be amended, modified or waived at any time and from time to time by a writing executed by the Company and the Majority Institutional Investors; provided that, any amendment, modification or waiver that would affect the rights, benefits or obligations of any Other Investor or group of Other Investors shall require the written consent of such Other Investor or the majority of such group of Other Investors, as applicable, only if such amendment, modification or waiver would adversely affect such rights, benefits or obligations of such Other Investor or such group of Other Investors in a manner that is worse than the manner in which such amendment or waiver affects the other Investors; provided, further, that that any amendment, termination or waiver of (i) Sections 1(c), 1(d), 2(e), 3(b), 6(e) and 6(l) that are adverse to Fidelity shall require the prior written consent of Fidelity, and (ii) Sections 3(c), 3(d) and 3(e) shall require the prior written consent of the holders of a majority of the then outstanding Series B Preferred Stock; provided, further, that that any amendment, termination or waiver of (i) Sections 1(c), 1(d), 2(f), 3(b), 6(e) and 6(l) that are adverse to the T. Rowe Price Investors shall require the prior written consent of T. Rowe Price Investors and (ii) Sections 3(c), 3(d) and 3(e) shall require the prior written consent of the holders of a majority of the then outstanding shares of Series C Preferred Stock; provided further, that any amendment, termination or waiver of (i) Sections 1(c), 1(d), 2(a), 2(b), 2(c), 2(g), 3(b), 6(e) and 6(l) that are adverse to Mubadala shall require the written consent of Mubadala, and (ii) Sections 3(c), 3(d) and 3(e) shall require the prior written consent of the holders of a majority of the then outstanding shares of Series D Preferred Stock; provided further, that any amendment, termination or waiver of Sections 1(c), 1(d), 2(h) or 6(e) that are adverse to the Vertical Funds and their Affiliates shall require the prior written consent of the Vertical Funds; provided further, that any amendment, termination or waiver of Sections 2(i), 3(d), Section 3(b)(vi)(B) or 6(e) that are adverse to D1 and their Affiliates shall require the prior written consent of D1; and provided further, that the holders of a majority of the outstanding Series E Preferred Stock, which such majority shall also include the affirmative written consent of D1 for so long as D1 and its Affiliates continues to own at least 15,131,477 shares of Series E Preferred Stock (as adjusted for stock splits, combinations, recapitalizations and the like), shall also be required for any waiver of Section 3(e) where the issuance of the Proposed Securities is fully subscribed for by a strategic investor in the Company that is not coupled with any joint venture, collaboration, partnership, license or similar agreement or arrangement between the Company and such strategic investor. The Company shall give notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 6(e) shall be binding on all parties hereto, regardless of whether any such party has consented thereto.

(f)    Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(g)    Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Investor shall execute and deliver any additional documents and instruments and perform any additional acts that the Company or Warburg Pincus determines to be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

(h)    No Partnership. Nothing in this Agreement and no actions taken by the parties under this Agreement shall constitute a partnership, association or other co-operative entity between any of the parties or cause any party to be deemed the agent of any other party for any purpose.

(i)    Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that, in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

(j)    Third Party Beneficiaries. This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto, and it does not create or establish any third party beneficiary hereto.

(k)    Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

(l)    GRANT OF IRREVOCABLE PROXY. EACH OTHER INVESTOR (OTHER THAN FIDELITY AND ITS AFFILIATES AND EACH T. ROWE PRICE INVESTOR) AND KEY COMMON HOLDER HEREBY GRANTS TO EACH OF THE WP X FUNDS SUCH OTHER INVESTOR’S OR KEY COMMON HOLDER’S PROXY, AND APPOINTS EACH OF THE WP X FUNDS, OR ANY DESIGNEE OR NOMINEE OF THE WP X FUNDS, AS SUCH OTHER INVESTOR’S OR KEY COMMON HOLDER’S ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION), FOR AND IN ITS NAME, PLACE AND STEAD, (I) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE GRANTED EQUITY SHARES (WHETHER OR NOT VESTED) NOW OR HEREAFTER OWNED BY SUCH OTHER INVESTOR (OR ANY TRANSFEREE THEREOF) (INCLUDING THE RIGHT TO SIGN HIS, HER OR ITS NAME TO ANY CONSENT, CERTIFICATE OR OTHER DOCUMENT RELATING TO THE COMPANY THAT DELAWARE LAW MAY REQUIRE) IN CONNECTION WITH ANY AND ALL MATTERS, INCLUDING, WITHOUT LIMITATION, MATTERS SET FORTH HEREIN AS TO WHICH ANY VOTE OR ACTIONS MAY BE REQUESTED OR REQUIRED; (II) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE SHARES (INCLUDING ANY PURCHASED EQUITY SHARES OR GRANTED EQUITY SHARES) AND THE COMMON SHARES NOW OR HEREAFTER OWNED BY SUCH OTHER INVESTOR OR KEY COMMON HOLDER (OR ANY TRANSFEREE THEREOF) (INCLUDING THE RIGHT TO SIGN HIS, HER OR ITS NAME TO ANY CONSENT, CERTIFICATE OR OTHER DOCUMENT RELATING TO THE COMPANY THAT APPLICABLE LAW MAY REQUIRE) IN CONNECTION WITH ANY AND ALL MATTERS CONTEMPLATED BY SECTION 3(D) (DRAG-ALONG RIGHTS), (III) TO TAKE ANY

AND ALL REASONABLE ACTION NECESSARY TO SELL OR OTHERWISE TRANSFER ANY SHARES (INCLUDING ANY PURCHASED EQUITY SHARES OR GRANTED EQUITY SHARES) OWNED BY SUCH OTHER INVESTOR OR KEY COMMON HOLDER AS CONTEMPLATED BY SECTION 3(D) (DRAG- ALONG RIGHTS) HEREOF AND (IV) WITH RESPECT TO OTHER INVESTORS THAT ARE NOT EMPLOYEES OF THE COMPANY OR ITS SUBSIDIARIES (INCLUDING FORMER EMPLOYEES), TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE PURCHASED EQUITY SHARE NOW OR HEREAFTER OWNED BY SUCH OTHER INVESTOR (OR ANY TRANSFEREE THEREOF) (INCLUDING THE RIGHT TO SIGN HIS, HER OR ITS NAME TO ANY CONSENT, CERTIFICATE OR OTHER DOCUMENT RELATING TO THE COMPANY THAT DELAWARE LAW MAY REQUIRE) IN CONNECTION WITH ANY AND ALL MATTERS, INCLUDING, WITHOUT LIMITATION, MATTERS SET FORTH HEREIN AS TO WHICH ANY VOTE OR ACTIONS MAY BE REQUESTED OR REQUIRED. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND EACH SUCH OTHER INVESTOR (OTHER THAN FIDELITY AND ITS AFFILIATES AND EACH T. ROWE PRICE INVESTOR) WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE REASONABLY NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND, EXCEPT WITH RESPECT TO ANY OTHER PROXY GIVEN BY THE OTHER INVESTOR TO THE COMPANY OR WARBURG PINCUS, HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH OTHER INVESTOR WITH RESPECT TO SUCH OTHER INVESTOR’S SHARES. IN THE EVENT THAT THE PROXY GRANTED IN THIS SECTION 6(L) (GRANT OF IRREVOCABLE PROXY) IS INCONSISTENT WITH THE TERMS OF ANY OTHER PROXY GRANTED BY AN OTHER INVESTOR TO THE WP X FUNDS OR ANY OTHER PERSON, INCLUDING PURSUANT TO ANY STOCK INCENTIVE OR OTHER EQUITY COMPENSATION PLAN OF THE COMPANY, THEN THE TERMS OF THE PROXY GRANTED IN THIS SECTION 6(L) (GRANT OF IRREVOCABLE PROXY) SHALL GOVERN. IN THE EVENT THAT ANY OR ALL PROVISIONS OF THIS SECTION 6(L) (GRANT OF IRREVOCABLE PROXY), ARE DETERMINED TO BE UNENFORCEABLE, EACH OTHER INVESTOR (OTHER THAN FIDELITY AND ITS AFFILIATES AND EACH T. ROWE PRICE INVESTOR) AND KEY COMMON HOLDER WILL ENTER INTO A PROXY THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PRESERVES THE INTENT AND PROVIDES THE WP X FUNDS SUBSTANTIALLY THE SAME BENEFITS OF THIS SECTION 6(L) (GRANT OF IRREVOCABLE PROXY). NOTWITHSTANDING THE ABOVE, MUBADALA’S GRANT OF A PROXY UNDER THIS SECTION (K) (GRANT OF IRREVOCABLE PROXY) IS LIMITED TO MATTERS SET FORTH IN SECTIONS 2(A)-(B) (BOARD OF DIRECTORS) AND SECTION 3(D) (DRAG ALONG RIGHTS) ONLY AND THIS SECTION 6(L) SHALL NOT APPLY TO MUBADALA WITH RESPECT TO MATTERS SET FORTH IN OTHER SECTIONS OF THIS AGREEMENT.

(m)    Agreements to Be Bound. Upon acceptance by the Company of a Joinder Agreement or as contemplated by Section 1(b) (Additional Investors or Key Common Holders), Schedule I, Schedule II or Schedule IV hereof, as applicable, shall be amended to include the applicable joining party and attached to this Agreement and be effective with no further action or consent required.

(n)    After Acquired Securities. Each Investor and Key Common Holder agrees that, except as otherwise provided herein, all of the provisions of this Agreement shall apply to all of the Shares or Common Shares now Owned (including any Granted Equity Shares and Purchased Equity Shares) or which may be issued or Transferred hereafter to such Investor or Key Common Holder in consequence of any additional issuance, purchase, Transfer, exchange or reclassification of any of such Shares, corporate reorganization, or any other form of recapitalization, consolidation, acquisition, stock split or stock dividend, or which are acquired by an Investor or a Common Holder in any other manner.

(o)    WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTIONS, SUITS, DEMAND LETTERS, JUDICIAL, ADMINISTRATIVE OR REGULATORY PROCEEDINGS, OR HEARINGS, NOTICES OF VIOLATION OR INVESTIGATIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER AND (II) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY.

(p)    “Market Stand-Off” Agreement. Each of the Other Investors (other than any Mutual Fund Investor, whose obligations with respect to the subject matter of this Section 6(p) (“Market Stand-Off” Agreement) are governed by the Registration Rights Agreement) and each Key Common Holder, agrees, if requested by the Company or the managing underwriter or underwriters of an offering of equity securities of the Company, not to offer for sale, sell, pledge or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any Person at any time in the future of) any Shares or Common Shares held or owned by such Other Investor or such Key Common Holder, as applicable, or securities convertible into or exercisable or exchangeable for Shares or Common Shares during the period beginning seven (7) days before and ending 180 days (in the event of the Initial Public Offering) or 90 days (in the event of any other offering of equity securities) (or, in each case, such other period as may be reasonably requested by the Company or the managing underwriter or underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in the FINRA rules or any successor provisions or amendments thereto) after the date of the underwriting agreement entered into in connection with such offering of equity securities of the Company. If requested by the managing underwriter or underwriters of any such offering of the Company, the Other Investors and the Key Common Holders shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the Shares and Common Shares (or other securities) subject to the foregoing restriction until the end of the period referenced above.

(q)    Lost, etc. Certificates Evidencing Shares; Exchange. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Shares owned by an Investor and (in the case of loss, theft or destruction) of a bond or an indemnity satisfactory to it, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of securities evidenced by such certificate which remain outstanding. Upon surrender of any certificate representing any Shares for exchange at the office of the Company, the Company at its expense will cause to be issued in exchange therefor new certificates in such denomination or denominations as may be requested for the same aggregate number of Shares represented by the certificate so surrendered and registered as such holder may request.

(r)    Terms Generally. The words “hereby”, “herein”, “hereof”, “hereunder” and words of similar import refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which such word appears. All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The definitions given for terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. References herein to any agreement or letter shall be deemed references to such agreement or letter as it may be amended, restated or otherwise revised from time to time. Whenever required by the context hereof, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(s)    Draftsmanship. Each of the parties signing this Agreement on the date first set forth above has been represented by his, her or its own counsel and acknowledges that he, she or it has participated in the drafting of this Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Agreement. Each of the parties joining this Agreement after the date first set forth above has been represented by his, her or its own counsel, has read and understands the terms of this Agreement and has been afforded the opportunity to ask questions concerning the Company and this Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Agreement.

(t)    State of Residence. Each Other Investor that is a natural person represents and warrants that it is a resident of the state set forth on such Other Investor’s signature page hereto. In the event an Other Investor changes its state of residence, such Other Investor shall promptly inform the Company of its new state of resident.

(u)    Consent of Spouse. If any Other Investor or Key Common Holder is married or marries or remarries after the date of this Agreement, at the request of the Company such Other Investor or Key Common Holder shall cause his or her spouse to execute and deliver to the Company a consent of spouse in the form reasonably requested by the Company and consistent with spousal consent forms for investments of the type contemplated by this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OUTSET MEDICAL, INC.

By:	/s/ Leslie Trigg
Name:	Leslie Trigg
Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AURORA INVESTMENT COMPANY LLC

By:	/s/ Andre Namphy
Name:	Andre Namphy
Title:	Authorised Signatory

By:	/s/ Camilla Macapili Languille
Name:	Camilla Macapili Languille
Title:	Authorised Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

D1 CAPITAL PARTNERS MASTER LP

By: D1 Capital Partners GP Sub LLC, its General
Partner

By:	/s/ Dan Sundheim
Name:	Dan Sundheim
Title:	Founder and CEO

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

FIDELITY SELECT PORTFOLIOS: HEALTH CARE PORTFOLIO

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

FIDELITY SELECT PORTFOLIOS: SELECT MEDICAL TECHNOLOGY AND DEVICES PORTFOLIO

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

FIDELITY ADVISOR SERIES VII: FIDELITY
ADVISOR HEALTH CARE FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

VARIABLE INSURANCE PRODUCTS FUND IV: HEALTH CARE PORTFOLIO

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HEALTH CARE CENTRAL FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PERCEPTIVE LIFE SCIENCES MASTER FUND LTD

By:	/s/ James H Mannix
Name:	James H Mannix
Title:	CEO

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.
TD MUTUAL FUNDS - TD HEALTH SCIENCES FUND
VALIC COMPANY I – HEALTH SCIENCES FUND
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Sub adviser, as applicable

By:	/s/ Jon Wood
Name:	Jon Wood
Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE NEW HORIZONS TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
MASSMUTUAL SELECT FUNDS - MASSMUTUAL
SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Sub adviser, as applicable

By:	/s/ Francisco Alonso
Name:	Francisco Alonso
Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PFM Healthcare Master Fund, L.P.
By: Partner Fund Management, L.P., its investment
adviser

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	CFO

PFM Healthcare Principals Fund, L.P.
By: Partner Investment Management, L.P., its
investment adviser

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	CFO

Partner Investment L.P.,
By: Partner Fund Management, L.P., its investment
adviser

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	CFO

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WARBURG PINCUS X PARTNERS, L.P.

By:	Warburg Pincus X, L.P., its General Partner

By:	Warburg Pincus X GP L.P., its General Partner

By:	WPP GP LLC, its General Partner

By:	Warburg Pincus Partners, L.P., its Managing Member

By:	Warburg Pincus Partners GP LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Steven Glenn
	Name:	Steven Glenn
	Title:	Partner

WP X FINANCE, L.P.

By:	WPX GP, L.P., its Managing General Partner

By:	Warburg Pincus Private Equity X, L.P., its General Partner

By:	Warburg Pincus X, L.P., its General Partner

By:	Warburg Pincus X GP L.P., its General Partner

By:	WPP GP LLC, its General Partner

By:	Warburg Pincus Partners, L.P., its Managing Member

By:	Warburg Pincus Partners GP LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Steven Glenn
	Name:	Steven Glenn
	Title:	Partner

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Rebecca Chambers

/s/ Rebecca Chambers
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Leslie Trigg

/s/ Leslie Trigg
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Bhavesh Patel

/s/ Bhavesh Patel
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

D. Keith Grossman

/s/ D. Keith Grossman
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Jamie Lewis

/s/ Jamie Lewis
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Jennifer Mascioli-Tudor

/s/ Jennifer Mascioli-Tudor
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Jim Curtis

/s/ Jim Curtis
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Kulwant Sandhu

/s/ Kulwant Sandhu
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Michael Baker

/s/ Michael Baker
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Stacey Porter

/s/ Stacey Porter
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Martin Vazquez

/s/ Martin Vazquez
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Michael Aragon

/s/ Michael Aragon
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEY COMMON HOLDER:

Chad Hoskins

/s/ Chad Hoskins
(Signature)

[SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT]